UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04424
Van Kampen Life Investment Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)           (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

Van Kampen Life Investment Trust Comstock Portfolio

Privacy Notice information on the back.

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Comstock Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of June 30, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09

Average Annual	Class I Shares	Class II Shares
Total Returns	since 4/30/99	since 9/18/00

Since Inception	1.60%	1.08%

10-year	1.55	—

5-year	–2.44	–2.67

1-year	–21.01	–21.15

6-month	3.11	3.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Portfolio Report
For the six-month period ended June 30, 2009

Market Conditions

The Portfolio’s modest absolute return of just over 3 percent for the six-month period ended June 30, 2009, masks the more than 20 percent decline in stock prices during the first third of the period and the more than 35 percent increase in stock prices during the last two-thirds. Investors are likely wondering what caused the sharp decline and subsequently sharp increase in stock prices since the beginning of the year. We attribute the rally to a few positive improvements in the economic picture although risks remain.

•	The month of January started in a severe recession similar to—although somewhat deeper than—that of November and December of 2008. Indeed, some worried about the economy falling into a depression. The financial system was still under strain, and almost every measure of the economy was bad and getting worse. Against this backdrop, stocks had become very inexpensive.

•	In February, business at many companies continued to deteriorate. But some companies began to see stabilization in their business and a few even saw improvements. We saw some continuation in that trend through March and into the second quarter of 2009, although progress has been spotty. While some of the U.S. government’s stimulus program has begun, the majority of spending has not yet occurred.

•	After a substantial decline in stock prices, equities began a large rally from depressed valuation levels in early March. The S&P 500® Index was up more than 35 percent from its low on March 9 through June 30. Since March, a few important things have happened. First, the risk of a depression has been substantially reduced. The financial system has strengthened as some participants have reduced leverage, substantially so in some cases. In addition, large capital raisings by some banks have further improved the stability of the financial system.

While we have seen some improvements, we believe the economy still faces some real risks and challenges. Probably the greatest headwind is from reduced consumer spending. In recent years, the American consumer has been spending too much. In fact, for a brief time last August, the American consumer spent more than they made in income. Today, with the shock of the economic downturn and reduced stock portfolio and home value wealth, the consumer is spending less and saving more. Although it is not a certainty, we believe that this pattern of relatively more saving and less spending is likely to continue. Paradoxically, the higher savings and lower spending will be good for the nation over the long term but are likely to dampen economic growth over the near term.

Performance Analysis

All share classes of Van Kampen LIT Comstock Portfolio outperformed the Russell 1000® Value Index (the “Index”) and underperformed the S&P 500® Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Relative to the Index, the primary positive contributors were in the technology, consumer discretionary, and health care sectors.

•	Within technology, an overweight to the sector added to relative gains, with a number of stocks driving performance including holdings in the hardware, internet, and semiconductor industries, among others. We believe the technology companies held by the Portfolio demonstrate compelling businesses characteristics with their attractive operating margins, high return on equity, and conservative balance sheets with usually more cash than debt. The companies were extraordinarily inexpensive and remain attractively valued, in our opinion.

•	An overweight position in consumer discretionary was also advantageous. Within the sector, media stocks helped performance. In our view, these media stocks are attractively valued and may benefit from an improvement in the advertising environment. However, a large percentage of the companies’ revenues are driven by more stable sources such as cable networks. In addition, the companies have improved capital allocation as they have made fewer acquisitions than they did years ago.

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•	Stock selection in the health care sector was the third largest contributor. Here, acquisitions of two drug companies benefited performance. While we do not invest based on takeovers, our experience has been that investing in inexpensive stocks has led to a higher likelihood of investing in companies that are eventually acquired.

Only two sectors in the Portfolio underperformed on a relative basis during the period, financials and telecommunication services.

•	Within the financials sector, stock selection dampened relative returns driven chiefly by a property and casualty company. While this company and others in the insurance space have gained some market share from AIG, the gain was less than expected. However, this property and casualty stock remains very attractively valued with a very favorable risk/return profile, in our opinion.

•	In the telecommunication services sector, stocks have not been as resistant to the economic downturn as we would have expected. “Cord cutting” in the retail business has increased as consumers are moving to wireless phones as their sole source of telephone service.

In closing, we want to thank you for the trust that you have placed in us. We will continue to position the Portfolio on a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the six-month period ended June 30, 2009

		Russell 1000®
Class I	Class II	Value Index	S&P 500® Index

3.11%	3.02%	–2.87%	3.16%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for performance information and index definitions.

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Top Ten Holdings as of 6/30/09 (Unaudited)

Chubb Corp.	4.3%
Viacom, Inc., Class B	4.0
Comcast Corp., Class A	3.7
International Paper Co.	3.3
eBay, Inc.	2.7
Cadbury PLC—ADR	2.6
Verizon Communications, Inc.	2.6
JPMorgan Chase & Co.	2.6
Time Warner, Inc.	2.5
Schering-Plough Corp.	2.5

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Pharmaceuticals	11.3%
Movies & Entertainment	8.0
Property & Casualty Insurance	7.3
Packaged Foods & Meats	6.9
Broadcasting & Cable TV	5.3
Computer Hardware	4.6
Integrated Telecommunication Services	4.1
Other Diversified Financial Services	3.6
Paper Products	3.3
Internet Software & Services	3.1
Integrated Oil & Gas	2.5
Soft Drinks	2.3
Life & Health Insurance	2.3
Asset Management & Custody Banks	2.2
Hypermarkets & Super Centers	2.2
Tobacco	1.7
Health Care Distributors	1.7
Home Improvement Retail	1.6
Department Stores	1.5
Diversified Banks	1.4
Aluminum	1.3
Oil & Gas Equipment & Services	1.2%
Communications Equipment	1.2
Semiconductors	1.2
Drug Retail	1.2
Managed Health Care	1.2
Health Care Equipment	1.2
Diversified Chemicals	1.1
Industrial Conglomerates	1.0
Regional Banks	0.9
Broadcasting—Diversified	0.9
Semiconductor Equipment	0.8
Systems Software	0.8
Investment Banking & Brokerage	0.7
Household Products	0.6
Data Processing & Outsourced Services	0.6
Electrical Components & Equipment	0.5
Catalog Retail	0.4
IT Consulting & Other Services	0.4
General Merchandise Stores	0.4
Electronic Equipment Manufacturers	0.1
Electronic Manufacturing Services	0.1

Total Long-Term Investments	94.7
Total Repurchase Agreements	5.3

Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.
Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads), or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class I
Actual	$1,000.00	$1,031.13	$3.12
Hypothetical	1,000.00	1,021.72	3.11
(5% annual return before expenses)

Class II
Actual	1,000.00	1,030.18	4.38
Hypothetical	1,000.00	1,020.48	4.36
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% and 0.87% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio’s investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio’s shareholders, and the propriety of existing and alternative breakpoints in the portfolio’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio and changes made in the portfolio’s portfolio management team over time. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio’s overall expense ratio. The portfolio

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discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio’s expense ratio and particularly the portfolio’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 94.7%
Aluminum 1.3%
Alcoa, Inc.	2,728,131	$28,181,593

Asset Management & Custody Banks 2.2%
Bank of New York Mellon Corp.	1,703,308	49,923,957

Broadcasting & Cable TV 5.3%
Comcast Corp., Class A	5,742,087	83,202,841
Liberty Media Corp.—Entertainment, Class A (a)	1,261,391	33,742,209

		116,945,050

Broadcasting—Diversified 0.9%
Time Warner Cable, Inc.	624,382	19,774,178

Catalog Retail 0.4%
Liberty Media Corp.—Interactive, Class A (a)	2,007,673	10,058,442

Communications Equipment 1.2%
Cisco Systems, Inc. (a)	1,461,511	27,242,565

Computer Hardware 4.6%
Dell, Inc. (a)	3,532,337	48,498,987
Hewlett-Packard Co.	611,713	23,642,708
IBM Corp.	280,346	29,273,729

		101,415,424

Data Processing & Outsourced Services 0.6%
Computer Sciences Corp. (a)	154,009	6,822,599
Western Union Co.	398,295	6,532,038

		13,354,637

Department Stores 1.5%
J.C. Penney Co., Inc.	622,732	17,878,636
Macy’s, Inc.	1,313,065	15,441,644

		33,320,280

Diversified Banks 1.4%
U.S. Bancorp	689,981	12,364,460
Wells Fargo & Co.	763,881	18,531,753

		30,896,213

Diversified Chemicals 1.1%
Du Pont (E.I.) de Nemours & Co.	917,971	23,518,417

Drug Retail 1.2%
CVS Caremark Corp.	839,715	26,761,717

Electrical Components & Equipment 0.5%
Emerson Electric Co.	335,075	10,856,430

Electronic Equipment Manufacturers 0.1%
Cognex Corp.	126,810	1,791,825

Electronic Manufacturing Services 0.1%
Flextronics International Ltd. (Singapore) (a)	295,625	1,215,019

General Merchandise Stores 0.4%
Target Corp.	210,378	8,303,620

Health Care Distributors 1.7%
Cardinal Health, Inc.	1,240,825	37,907,204

Health Care Equipment 1.2%
Boston Scientific Corp. (a)	2,623,837	26,605,707

Home Improvement Retail 1.6%
Home Depot, Inc.	798,271	18,863,144
Lowe’s Cos., Inc.	901,521	17,498,522

		36,361,666

Household Products 0.6%
Kimberly-Clark Corp.	134,424	7,047,850
Procter & Gamble Co.	126,000	6,438,600

		13,486,450

Hypermarkets & Super Centers 2.2%
Wal-Mart Stores, Inc.	1,015,759	49,203,366

Industrial Conglomerates 1.0%
General Electric Co.	1,934,989	22,678,071

Integrated Oil & Gas 2.5%
BP PLC—ADR (United Kingdom)	278,839	13,295,043
Chevron Corp.	175,200	11,607,000
ConocoPhillips	316,230	13,300,634
Total SA—ADR (France)	330,730	17,935,488

		56,138,165

Integrated Telecommunication Services 4.1%
AT&T, Inc.	1,356,003	33,683,114
Verizon Communications, Inc.	1,893,664	58,192,295

		91,875,409

Internet Software & Services 3.1%
eBay, Inc. (a)	3,465,126	59,357,608
Yahoo!, Inc. (a)	564,854	8,845,614

		68,203,222

Investment Banking & Brokerage 0.7%
Goldman Sachs Group, Inc.	107,229	15,809,844

IT Consulting & Other Services 0.4%
Accenture Ltd., Class A (Bermuda)	275,000	9,201,500

Life & Health Insurance 2.3%
Aflac, Inc.	237,673	7,389,254
MetLife, Inc.	909,500	27,294,095
Torchmark Corp.	453,837	16,810,122

		51,493,471

Managed Health Care 1.2%
UnitedHealth Group, Inc.	472,593	11,805,373
WellPoint, Inc. (a)	291,951	14,857,387

		26,662,760

Movies & Entertainment 8.0%
News Corp., Class B	3,130,859	33,093,180
Time Warner, Inc.	2,223,815	56,017,900
Viacom, Inc., Class B (a)	3,873,038	87,917,962

		177,029,042

Oil & Gas Equipment & Services 1.2%
Halliburton Co.	1,337,369	27,683,538

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See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Other Diversified Financial Services 3.6%
Bank of America Corp.	1,756,254	$23,182,553
JPMorgan Chase & Co.	1,676,423	57,182,788

		80,365,341

Packaged Foods & Meats 6.9%
Cadbury PLC—ADR (United Kingdom)	1,715,981	58,553,905
Kraft Foods, Inc., Class A	1,929,548	48,894,747
Unilever N.V. (Netherlands)	1,877,074	45,387,649

		152,836,301

Paper Products 3.3%
International Paper Co.	4,781,625	72,345,986

Pharmaceuticals 11.3%
Abbott Laboratories	326,220	15,345,389
Bristol-Myers Squibb Co.	2,562,014	52,034,505
Eli Lilly & Co.	740,191	25,640,216
GlaxoSmithKline PLC—ADR (United Kingdom)	271,577	9,597,531
Pfizer, Inc.	2,839,351	42,590,265
Roche Holdings AG— ADR (Switzerland)	435,598	14,789,641
Schering-Plough Corp.	2,218,792	55,736,055
Wyeth	786,587	35,703,184

		251,436,786

Property & Casualty Insurance 7.3%
Berkshire Hathaway, Inc., Class B (a)	6,119	17,718,972
Chubb Corp.	2,417,215	96,398,534
Travelers Cos., Inc.	1,180,902	48,464,218

		162,581,724

Regional Banks 0.9%
PNC Financial Services Group, Inc.	529,789	20,561,111

Semiconductor Equipment 0.8%
KLA–Tencor Corp.	680,154	17,173,889

Semiconductors 1.2%
Intel Corp.	1,641,535	27,167,404

Soft Drinks 2.3%
Coca-Cola Co.	734,696	35,258,061
Dr. Pepper Snapple Group, Inc. (a)	788,953	16,717,914

		51,975,975

Systems Software 0.8%
Microsoft Corp.	707,337	16,813,400

Tobacco 1.7%
Altria Group, Inc.	989,991	16,225,953
Philip Morris International, Inc.	511,284	22,302,208

		38,528,161

Total Long-Term Investments 94.7% (Cost $2,818,776,453)		2,105,684,860

Repurchase Agreements 5.3%
Banc of America Securities ($6,564,546 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $6,564,557)		6,564,546
JPMorgan Chase & Co. ($110,877,596 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $110,877,750)		110,877,596
State Street Bank & Trust Co. ($858 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $858)		858

Total Repurchase Agreements 5.3% (Cost $117,443,000)		117,443,000

Total Investments 100.0% (Cost $2,936,219,453)		2,223,127,860

Liabilities in Excess of Other Assets 0.0%		(316,617)

Net Assets 100.0%		$2,222,811,243

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets
Common Stocks
Aluminum	$28,181,593	$—	$—	$28,181,593
Asset Management & Custody Banks	49,923,957	—	—	49,923,957
Broadcasting & Cable TV	116,945,050	—	—	116,945,050
Broadcasting—Diversified	19,774,178	—	—	19,774,178
Catalog Retail	10,058,442	—	—	10,058,442
Communications Equipment	27,242,565	—	—	27,242,565
Computer Hardware	101,415,424	—	—	101,415,424
Data Processing & Outsourced Services	13,354,637	—	—	13,354,637
Department Stores	33,320,280	—	—	33,320,280
Diversified Banks	30,896,213	—	—	30,896,213
Diversified Chemicals	23,518,417	—	—	23,518,417
Drug Retail	26,761,717	—	—	26,761,717
Electrical Components & Equipment	10,856,430	—	—	10,856,430
Electronic Equipment Manufacturers	1,791,825	—	—	1,791,825
Electronic Manufacturing Services	1,215,019	—	—	1,215,019
General Merchandise Stores	8,303,620	—	—	8,303,620
Health Care Distributors	37,907,204	—	—	37,907,204
Health Care Equipment	26,605,707	—	—	26,605,707
Home Improvement Retail	36,361,666	—	—	36,361,666
Household Products	13,486,450	—	—	13,486,450
Hypermarkets & Super Centers	49,203,366	—	—	49,203,366
Industrial Conglomerates	22,678,071	—	—	22,678,071
Integrated Oil & Gas	56,138,165	—	—	56,138,165
Integrated Telecommunication Services	91,875,409	—	—	91,875,409
Internet Software & Services	68,203,222	—	—	68,203,222
Investment Banking & Brokerage	15,809,844	—	—	15,809,844
IT Consulting & Other Services	9,201,500	—	—	9,201,500
Life & Health Insurance	51,493,471	—	—	51,493,471
Managed Health Care	26,662,760	—	—	26,662,760
Movies & Entertainment	177,029,042	—	—	177,029,042
Oil & Gas Equipment & Services	27,683,538	—	—	27,683,538
Other Diversified Financial Services	80,365,341	—	—	80,365,341
Packaged Foods & Meats	94,282,396	58,553,905	—	152,836,301
Paper Products	72,345,986	—	—	72,345,986
Pharmaceuticals	236,647,145	14,789,641	—	251,436,786
Property & Casualty Insurance	162,581,724	—	—	162,581,724
Regional Banks	20,561,111	—	—	20,561,111
Semiconductor Equipment	17,173,889	—	—	17,173,889
Semiconductors	27,167,404	—	—	27,167,404
Soft Drinks	51,975,975	—	—	51,975,975
Systems Software	16,813,400	—	—	16,813,400
Tobacco	38,528,161	—	—	38,528,161
Short-Term Investments	—	117,443,000	—	117,443,000

Total Assets	$2,032,341,314	$190,786,546	$—	$2,223,127,860

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $2,936,219,453)	$2,223,127,860
Cash	423
Receivables:
Dividends	3,139,795
Investments Sold	2,298,307
Portfolio Shares Sold	79,652
Interest	165
Other	131,894

Total Assets	2,228,778,096

Liabilities:
Payables:
Portfolio Shares Repurchased	2,737,317
Investment Advisory Fee	1,028,358
Investments Purchased	884,349
Distributor and Affiliates	483,211
Trustees’ Deferred Compensation and Retirement Plans	242,201
Accrued Expenses	591,417

Total Liabilities	5,966,853

Net Assets	$2,222,811,243

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$3,481,430,938
Accumulated Undistributed Net Investment Income	21,637,717
Accumulated Net Realized Loss	(567,165,819)
Net Unrealized Depreciation	(713,091,593)

Net Assets	$2,222,811,243

Net Assets Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $127,764,428 and 15,518,937 shares of beneficial interest issued and outstanding)	$8.23

Class II Shares (Based on net assets of $2,095,046,815 and 255,013,000 shares of beneficial interest issued and outstanding)	$8.22

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $343,010)	$31,153,367
Interest	113,519

Total Income	31,266,886

Expenses:
Investment Advisory Fee	6,178,614
Distribution (12b-1) and Service Fees	2,562,583
Reports to Shareholders	234,824
Accounting and Administrative Expenses	178,129
Professional Fees	70,670
Custody	53,282
Trustees’ Fees and Related Expenses	40,124
Transfer Agent Fees	7,964
Other	37,194

Total Expenses	9,363,384
Less Credits Earned on Cash Balances	5

Net Expenses	9,363,379

Net Investment Income	$21,903,507

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(65,157,622)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(809,723,816)
End of the Period	(713,091,593)

Net Unrealized Appreciation During the Period	96,632,223

Net Realized and Unrealized Gain	$31,474,601

Net Increase in Net Assets From Operations	$53,378,108

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$21,903,507	$70,187,531
Net Realized Loss	(65,157,622)	(493,995,194)
Net Unrealized Appreciation/Depreciation During the Period	96,632,223	(959,415,292)

Change in Net Assets from Operations	53,378,108	(1,383,222,955)

Distributions from Net Investment Income:
Class I Shares	(5,587,311)	(6,328,392)
Class II Shares	(64,616,873)	(66,948,214)

	(70,204,184)	(73,276,606)

Distributions from Net Realized Gain:
Class I Shares	-0-	(13,659,568)
Class II Shares	-0-	(164,315,644)

	-0-	(177,975,212)

Total Distributions	(70,204,184)	(251,251,818)

Net Change in Net Assets from Investment Activities	(16,826,076)	(1,634,474,773)

From Capital Transactions:
Proceeds from Shares Sold	135,959,275	502,304,137
Net Asset Value of Shares Issued Through Dividend Reinvestment	70,204,184	251,251,818
Cost of Shares Repurchased	(427,885,793)	(488,877,150)

Net Change in Net Assets from Capital Transactions	(221,722,334)	264,678,805

Total Decrease in Net Assets	(238,548,410)	(1,369,795,968)
Net Assets:
Beginning of the Period	2,461,359,653	3,831,155,621

End of the Period (Including accumulated undistributed net investment income of $21,637,717 and $69,938,394, respectively)	$2,222,811,243	$2,461,359,653

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class I Shares	2009	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$8.25	$13.86	$14.75	$13.69		$13.73		$11.78

Net Investment Income	0.08 (a)	0.26 (a)	0.30 (a)	0.30	(a)	0.26	(a)	0.17
Net Realized and Unrealized Gain/Loss	0.16	(4.93)	(0.60)	1.81		0.31		1.90

Total from Investment Operations	0.24	(4.67)	(0.30)	2.11		0.57		2.07

Less:
Distributions from Net Investment Income	0.26	0.30	0.26	0.21		0.16		0.12
Distributions from Net Realized Gain	-0-	0.64	0.33	0.84		0.45		–0–

Total Distributions	0.26	0.94	0.59	1.05		0.61		0.12

Net Asset Value, End of the Period	$8.23	$8.25	$13.86	$14.75		$13.69		$13.73

Total Return	3.11% *	–35.67%	–2.04%	16.28%		4.37%		17.76%
Net Assets at End of the Period (In millions)	$127.8	$192.5	$309.6	$400.7		$402.2		$332.1
Ratio of Expenses to Average Net Assets (b)	0.62%	0.60%	0.59%	0.59%		0.59%		0.61%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.38%	2.03%	2.17%		2.00%		1.70%
Portfolio Turnover	13% *	38%	25%	27%		28%		31%

(a)	Based on average shares outstanding.

(b)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.

*	Non-Annualized

15
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class II Shares	2009	2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$8.22	$13.80	$14.70	$13.65		$13.69		$11.75

Net Investment Income	0.07 (a)	0.23 (a)	0.26 (a)	0.26	(a)	0.23	(a)	0.13
Net Realized and Unrealized Gain/Loss	0.16	(4.91)	(0.59)	1.81		0.31		1.90

Total from Investment Operations	0.23	(4.68)	(0.33)	2.07		0.54		2.03

Less:
Distributions from Net Investment Income	0.23	0.26	0.24	0.18		0.13		0.09
Distributions from Net Realized Gain	-0-	0.64	0.33	0.84		0.45		-0-

Total Distributions	0.23	0.90	0.57	1.02		0.58		0.09

Net Asset Value, End of the Period	$8.22	$8.22	$13.80	$14.70		$13.65		$13.69

Total Return (b)	3.02% *	–35.80%	–2.33%	16.04%		4.11%		17.43%
Net Assets at End of the Period (In millions)	$2,095.0	$2,268.8	$3,521.5	$3,440.8		$2,421.4		$1,389.1
Ratio of Expenses to Average Net Assets (c)	0.87%	0.85%	0.84%	0.84%		0.84%		0.86%
Ratio of Net Investment Income to Average Net Assets	1.97%	2.13%	1.78%	1.91%		1.76%		1.47%
Portfolio Turnover	13% *	38%	25%	27%		28%		31%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.

*	Non-Annualized

16
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Life Investment Trust Comstock Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital growth and income through investments in equity securities, including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax

17

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $257,208,309, which will expire on December 31, 2016.
At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$2,951,363,209

Gross tax unrealized appreciation	$74,305,193
Gross tax unrealized depreciation	(802,540,542)

Net tax unrealized depreciation on investments	$(728,235,349)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$88,780,423
Long-term capital gain	162,471,395

$251,251,818

As of December 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$70,201,246

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Portfolio’s custody fee was reduced by $5 as a result of credits earned on cash balance.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through August 21, 2009. Management has determined that there are no material events that would effect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.60%
Over $500 million	.55%

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the six months ended June 30, 2009, the Adviser did not reimburse any of its investment advisory fees or other expenses. This waiver is voluntary and can be discontinued at the Adviser’s discretion.
For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $57,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For six the months ended June 30, 2009, the Portfolio recognized expenses of approximately $83,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and

18

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $7,400 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $131,900 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended June 30, 2009, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $30,104.

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	829,409	$6,222,852	7,823,532	$79,598,238
Class II	17,279,584	129,736,423	39,014,622	422,705,899

Total Sales	18,108,993	$135,959,275	46,838,154	$502,304,137

Dividend Reinvestment:
Class I	471,814	$5,587,311	1,358,655	$19,987,960
Class II	8,524,654	64,616,873	19,833,950	231,263,858

Total Dividend Reinvestment	8,996,468	$70,204,184	21,192,605	$251,251,818

Repurchases:
Class I	(9,108,392)	$(70,188,258)	(8,192,118)	$(94,004,010)
Class II	(46,763,670)	(357,697,535)	(37,972,653)	(394,873,140)

Total Repurchases	(55,872,062)	$(427,885,793)	(46,164,771)	$(488,877,150)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $280,132,160 and $570,963,933, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Van Kampen Life Investment Trust Comstock Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

20

Your Notes

Your Notes

Your Notes

Van Kampen Life Investment Trust Comstock Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Comstock Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Life Investment Trust Comstock Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITSANCOM 08/09
IU09-03400P-Y06/09

SEMIANNUAL REPORT

June 30, 2009

Van Kampen Life Investment Trust Capital Growth Portfolio

Privacy Notice information on the back.

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Capital Growth Portfolio, performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of June 30, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 06/30/09 (Unaudited)

Average Annual	Class I Shares	Class II Shares
Total Returns	since 7/3/95	since 9/18/00

Since Inception	5.76%	–9.90%

10-year	–2.29	—

5-year	–2.66	–2.90

1-year	–28.80	–28.96

6-month	26.20	26.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Periods of less than one year are not annualized. The portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waiver/reimbursement, the portfolio’s returns would have been lower.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Portfolio Report
For the six-month period ended June 30, 2009

Market Conditions

In the first half of 2009, the stock market appeared to reach a bottom on March 9 as investors began to anticipate stabilization in the U.S. economy. The rate of decline in some economic data points began to slow, credit conditions improved and new plans announced by the Treasury and Federal Reserve were well received by investors. Corporate news also bolstered sentiment as two large banks reported profitability in the first quarter of 2009 and the pharmaceuticals industry initiated several high profile consolidations. Against this backdrop, the market rallied from March through the end of the reporting period. But caution was still warranted as the economy and corporate earnings have yet to show evidence of a true turnaround.

Portfolio performance has rebounded significantly from the second half of 2008, yet we have made few changes to the names held. While conditions do appear to be improving this year, we believe that there is little visibility and the risk of potential volatility still exists. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. In our view, we are starting to see some focus on company fundamentals. Our investment team continues to focus on quality—the nature and sustainability of competitive advantage and balance sheet strength.

Performance Analysis

All share classes of Van Kampen LIT Capital Growth Portfolio (formerly Strategic Growth) outperformed the Russell 1000® Growth Index (the “Index”) for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

The Portfolio’s outperformance of the Index during the period was driven primarily by three sectors:

•	Stock selection in consumer discretionary had by far the largest positive effect on relative performance, despite the negative impact of an overweight position. Within the sector, holdings in retail and consumer electronics were the leading contributors.

•	Both stock selection and an overweight position in financial services were additive to relative results, led by exposure to the securities brokerage and services segment.

•	In the health care sector, both stock selection and an underweight position produced relative gains. The top contributor to performance within the sector was a holding in electronic medical systems.

Although the Portfolio outperformed the Index, there were three areas that were the most detrimental to overall relative performance:

•	Stock selection in materials and processing was the largest detractor, although an overweight in the sector had a positive influence. Within the sector, a holding in building materials was the leading detractor.

•	An overweight in the other (multi-industry) sector, which is composed of conglomerate companies that operate in multiple sectors, was another source of relative weakness. The Portfolio held only two names within this sector, one of which was a significant detractor.

•	Both stock selection and an overweight in autos and transportation hurt relative performance, largely due to transportation logistics companies.

Market Outlook

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the six-month period ended June 30, 2009

		Russell 1000®
Class I	Class II	Growth Index

26.20%	26.08%	11.53%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for performance information and index definition.

2

Top 10 Holdings as of 6/30/09 (Unaudited)

Google, Inc., Class A	6.9%
Amazon.com, Inc.	6.7
Apple, Inc.	6.1
Monsanto Co.	5.6
Ultra Petroleum Corp.	4.1
Brookfield Asset Management, Inc., Class A	3.6
Southwestern Energy Co.	3.3
Tencent Holdings Ltd.	3.0
Research In Motion Ltd.	2.8
MasterCard, Inc., Class A	2.8

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Internet Software & Services	14.2%
Oil & Gas Exploration & Production	7.4
Internet Retail	6.7
Communications Equipment	6.7
Computer Hardware	6.1
Fertilizers & Agricultural Chemicals	5.6
Consumer Finance	4.4
Air Freight & Logistics	4.2
Data Processing & Outsourced Services	3.9
Real Estate Management & Development	3.6
Multi-Sector Holdings	2.6
Construction Materials	2.5
Other Diversified Financial Services	2.5
Distributors	2.4
Restaurants	2.4
Life Sciences Tools & Services	2.4%
Specialized Finance	2.3
Property & Casualty Insurance	2.2
Casinos & Gaming	2.1
Wireless Telecommunication Services	1.8
Application Software	1.8
Health Care Equipment	1.8
Multi-Line Insurance	1.5
Pharmaceuticals	1.4
Department Stores	1.1
Publishing	1.0
Electrical Components & Equipment	0.9
Diversified Commercial & Professional Services	0.7
Systems Software	0.7
Human Resource & Employment Services	0.5
Marine Ports & Services	0.5

Total Long-Term Investments	97.9
Total Repurchase Agreements	1.9

Total Investments	99.8
Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class I
Actual	$1,000.00	$1,261.99	$4.77
Hypothetical	1,000.00	1,020.58	4.26
(5% annual return before expenses)

Class II
Actual	1,000.00	1,260.79	6.17
Hypothetical	1,000.00	1,019.34	5.51
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.85% and 1.10% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

5

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio’s investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio’s shareholders, and the propriety of existing and alternative breakpoints in the portfolio’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio and changes in the portfolio’s portfolio management team and the portfolio’s portfolio management strategy over time. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio’s overall expense ratio. The portfolio

6

discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio’s expense ratio and particularly the portfolio’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

7

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 97.9%
Air Freight & Logistics 4.2%
C.H. Robinson Worldwide, Inc.	48,760	$2,542,834
Expeditors International of Washington, Inc.	109,393	3,647,163

		6,189,997

Application Software 1.8%
Salesforce.com, Inc. (a)	67,800	2,587,926

Casinos & Gaming 2.1%
Wynn Resorts Ltd. (a)	85,754	3,027,116

Communications Equipment 6.7%
Cisco Systems, Inc. (a)	180,195	3,358,835
QUALCOMM, Inc.	52,312	2,364,502
Research In Motion Ltd. (Canada) (a)	58,960	4,189,108

		9,912,445

Computer Hardware 6.1%
Apple, Inc. (a)	63,724	9,076,209

Construction Materials 2.5%
Cemex SAB de CV—ADR (Mexico) (a)	159,886	1,493,335
Martin Marietta Materials, Inc.	28,405	2,240,587

		3,733,922

Consumer Finance 4.4%
American Express Co.	108,809	2,528,721
Redecard SA (Brazil)	262,314	4,036,115

		6,564,836

Data Processing & Outsourced Services 3.9%
MasterCard, Inc., Class A	24,638	4,122,184
Visa, Inc., Class A	26,592	1,655,618

		5,777,802

Department Stores 1.1%
Sears Holdings Corp. (a)	23,754	1,580,116

Distributors 2.4%
Li & Fung Ltd. (Bermuda)	1,328,000	3,549,869

Diversified Commercial & Professional Services 0.7%
Corporate Executive Board Co.	51,485	1,068,829

Electrical Components & Equipment 0.9%
First Solar, Inc. (a)	8,227	1,333,761

Fertilizers & Agricultural Chemicals 5.6%
Monsanto Co.	112,098	8,333,365

Health Care Equipment 1.8%
Gen-Probe, Inc. (a)	23,651	1,016,520
Intuitive Surgical, Inc. (a)	9,594	1,570,154

		2,586,674

Human Resource & Employment Services 0.5%
Monster Worldwide, Inc. (a)	64,003	755,875

Internet Retail 6.7%
Amazon.com, Inc. (a)	119,020	9,957,213

Internet Software & Services 14.2%
Baidu.com, Inc.—ADR (Cayman Islands) (a)	11,244	3,385,456
eBay, Inc. (a)	135,222	2,316,353
Google, Inc., Class A (a)	24,070	10,147,671
Tencent Holdings Ltd. (Cayman Islands)	384,200	4,473,326
Yahoo!, Inc. (a)	44,659	699,360

		21,022,166

Life Sciences Tools & Services 2.4%
Illumina, Inc. (a)	89,950	3,502,653

Marine Ports & Services 0.5%
China Merchants Holdings International Co., Ltd. (Hong Kong)	230,000	661,268

Multi-Line Insurance 1.5%
Loews Corp.	83,457	2,286,722

Multi-Sector Holdings 2.6%
Leucadia National Corp. (a)	184,743	3,896,230

Oil & Gas Exploration & Production 7.4%
Southwestern Energy Co. (a)	125,298	4,867,827
Ultra Petroleum Corp. (Canada) (a)	155,747	6,074,133

		10,941,960

Other Diversified Financial Services 2.5%
BM&F BOVESPA SA (Brazil) (a)	607,473	3,651,968

Pharmaceuticals 1.4%
Allergan, Inc.	43,161	2,053,600

Property & Casualty Insurance 2.2%
Berkshire Hathaway, Inc., Class B (a)	1,134	3,283,758

Publishing 1.0%
McGraw-Hill Cos., Inc.	49,771	1,498,605

Real Estate Management & Development 3.6%
Brookfield Asset Management, Inc., Class A (Canada)	313,035	5,343,508

Restaurants 2.4%
Starbucks Corp. (a)	253,552	3,521,837

Specialized Finance 2.3%
CME Group, Inc.	10,990	3,419,099

Systems Software 0.7%
VMware, Inc., Class A (a)	37,145	1,012,944

Wireless Telecommunication Services 1.8%
America Movil SAB de CV, Ser L—ADR (Mexico)	67,221	2,602,797

Total Long-Term Investments 97.9% (Cost $195,811,088)		144,735,070

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 1.9%
Banc of America Securities ($160,029 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $160,029)	$160,029
JPMorgan Chase & Co. ($2,702,950 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $2,702,954)	2,702,950
State Street Bank & Trust Co. ($21 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $21)	21

Total Repurchase Agreements 1.9% (Cost $2,863,000)	2,863,000

Total Investments 99.8% (Cost $198,674,088)	147,598,070

Other Assets in Excess of Liabilities 0.2%	315,423

Net Assets 100.0%	$147,913,493

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees. The total market value of these securities is $8,684,463.

(a)	Non-income producing security.

ADR—American Depositary Receipt

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1 (B) to the financial statement for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s investments carried at value.

		Level 2	Level 3
	Level 1	Other Significant	Significant
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Assets
Common Stocks
Air Freight & Logistics	$6,189,997	$—	$—	$6,189,997
Application Software	2,587,926	—	—	2,587,926
Casinos & Gaming	3,027,116	—	—	3,027,116
Communications Equipment	9,912,445	—	—	9,912,445
Computer Hardware	9,076,209	—	—	9,076,209
Construction Materials	3,733,922	—	—	3,733,922
Consumer Finance	6,564,836	—	—	6,564,836
Data Processing & Outsourced Services	5,777,802	—	—	5,777,802
Department Stores	1,580,116	—	—	1,580,116
Distributors	—	3,549,869	—	3,549,869
Diversified Commercial & Professional Services	1,068,829	—	—	1,068,829
Electrical Components & Equipment	1,333,761	—	—	1,333,761
Fertilizers & Agricultural Chemicals	8,333,365	—	—	8,333,365
Health Care Equipment	2,586,674	—	—	2,586,674
Human Resource & Employment Services	755,875	—	—	755,875
Internet Retail	9,957,213	—	—	9,957,213
Internet Software & Services	16,548,840	4,473,326	—	21,022,166
Life Sciences Tools & Services	3,502,653	—	—	3,502,653
Marine Ports & Services	—	661,268	—	661,268
Multi-Line Insurance	2,286,722	—	—	2,286,722
Multi-Sector Holdings	3,896,230	—	—	3,896,230
Oil & Gas Exploration & Production	10,941,960	—	—	10,941,960
Other Diversified Financial Services	3,651,968	—	—	3,651,968
Pharmaceuticals	2,053,600	—	—	2,053,600
Property & Casualty Insurance	3,283,758	—	—	3,283,758
Publishing	1,498,605	—	—	1,498,605
Real Estate Management & Development	5,343,508	—	—	5,343,508
Restaurants	3,521,837	—	—	3,521,837
Specialized Finance	3,419,099	—	—	3,419,099
Systems Software	1,012,944	—	—	1,012,944
Wireless Telecommunication Services	2,602,797	—	—	2,602,797
Short-Term Investments	—	2,863,000	—	2,863,000

Total Assets	$136,050,607	$11,547,463	$—	$147,598,070

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $198,674,088)	$147,598,070
Cash	349
Receivables:
Portfolio Shares Sold	1,039,785
Dividends	65,547
Other	67,930

Total Assets	148,771,681

Liabilities:
Payables:
Portfolio Shares Repurchased	392,462
Investment Advisory Fee	87,486
Distributor and Affiliates	26,438
Trustees’ Deferred Compensation and Retirement Plans	152,146
Accrued Expenses	199,656

Total Liabilities	858,188

Net Assets	$147,913,493

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$447,930,348
Accumulated Net Investment Loss	(220,425)
Net Unrealized Depreciation	(51,076,010)
Accumulated Net Realized Loss	(248,720,420)

Net Assets	$147,913,493

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $61,632,210 and 2,855,461 shares of beneficial interest issued and outstanding)	$21.58

Class II Shares (Based on net assets of $86,281,283 and 4,047,351 shares of beneficial interest issued and outstanding)	$21.32

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $18,183)	$590,817
Interest	3,716

Total Income	594,533

Expenses:
Investment Advisory Fee	452,051
Distribution (12b-1) and Service Fees	94,167
Reports to Shareholders	57,640
Accounting and Administrative Expenses	22,119
Professional Fees	19,974
Trustees’ Fees and Related Expenses	14,032
Custody	11,084
Transfer Agent Fees	9,331
Other	6,311

Total Expenses	686,709
Expense Reduction	43,542
Less Credits Earned on Cash Balances	81

Net Expenses	643,086

Net Investment Loss	$(48,553)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(3,416,535)
Foreign Currency Transactions	2,001

Net Realized Loss	(3,414,534)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(84,891,205)

End of the Period:
Investments	(51,076,018)
Foreign Currency Translation	8

(51,076,010)

Net Unrealized Appreciation During the Period	33,815,195

Net Realized and Unrealized Gain	$30,400,661

Net Increase in Net Assets From Operations	$30,352,108

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(48,553)	$(471,291)
Net Realized Loss	(3,414,534)	(16,178,514)
Net Unrealized Appreciation/Depreciation During the Period	33,815,195	(111,640,101)

Change in Net Assets from Operations	30,352,108	(128,289,906)

Distributions from Net Investment Income:
Class I Shares	-0-	(551,983)
Class II Shares	-0-	(383,841)

Total Distributions	-0-	(935,824)

Net Change in Net Assets from Investment Activities	30,352,108	(129,225,730)

From Capital Transactions:
Proceeds from Shares Sold	20,115,493	14,065,843
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	935,824
Cost of Shares Repurchased	(20,350,536)	(172,734,807)

Net Change in Net Assets from Capital Transactions	(235,043)	(157,733,140)

Total Increase/Decrease in Net Assets	30,117,065	(286,958,870)
Net Assets:
Beginning of the Period	117,796,428	404,755,298

End of the Period (Including accumulated net investment loss of $220,425 and $171,872, respectively)	$147,913,493	$117,796,428

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months Ended		Year Ended December 31,
Class I Shares	June 30, 2009		2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$17.10		$33.68	$28.81	$28.01	$26.02	$24.31

Net Investment Income/Loss (a)	0.01		(0.01)	0.11	0.04	0.03	0.06
Net Realized and Unrealized Gain/Loss	4.47		(16.43)	4.77	0.76	2.03	1.65

Total from Investment Operations	4.48		(16.44)	4.88	0.80	2.06	1.71
Less Distributions from Net Investment Income	-0-		0.14	0.01	-0-	0.07	-0-

Net Asset Value, End of the Period	$21.58		$17.10	$33.68	$28.81	$28.01	$26.02

Total Return*	26.20%	**	–48.99%	16.96%	2.86%	7.93%	7.03%
Net Assets at End of the Period (In millions)	$61.6		$48.6	$143.6	$160.5	$204.0	$235.3
Ratio of Expenses to Average Net Assets*	0.85%		0.85%	0.80%	0.78%	0.77%	0.77%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.07%		(0.04% )	0.35%	0.16%	0.13%	0.23%
Portfolio Turnover	6%	**	42%	177%	128%	98%	174%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.92%		0.87%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	0.14%		(0.02% )	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.

**	Non-Annualized

N/A=Not Applicable

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months Ended		Year Ended December 31,
Class II Shares	June 30, 2009		2008	2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$16.91		$33.29	$28.54	$27.81		$25.84		$24.20

Net Investment Income/Loss (a)	(0.02)		(0.08)	0.03	(0.02)		(0.03)		0.00	(b)
Net Realized and Unrealized Gain/Loss	4.43		(16.25)	4.72	0.75		2.00		1.64

Total from Investment Operations	4.41		(16.33)	4.75	0.73		1.97		1.64
Less Distributions from Net Investment Income	-0-		0.05	-0-	-0-		-0-		-0-

Net Asset Value, End of the Period	$21.32		$16.91	$33.29	$28.54		$27.81		$25.84

Total Return* (c)	26.08%	**	–49.11%	16.64%	2.62%		7.64%		6.78%
Net Assets at End of the Period (In millions)	$86.3		$69.2	$261.2	$257.4		$268.1		$257.6
Ratio of Expenses to Average Net Assets*	1.10%		1.10%	1.05%	1.03%		1.02%		1.02%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.18%	)	(0.29% )	0.11%	(0.09%	)	(0.12%	)	0.02%
Portfolio Turnover	6%	**	42%	177%	128%		98%		174%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.17%		1.12%	N/A	N/A		N/A		N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(0.11%	)	(0.27% )	N/A	N/A		N/A		N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

**	Non-Annualized

N/A=Not Applicable

15
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Life Investment Trust Capital Growth Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on

16

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carry forward for tax purposes of $241,340,337 which will expire according to the following schedule:

Amount	Expiration

$81,579,579	December 31, 2009
144,941,795	December 31, 2010
1,891,381	December 31, 2011
12,927,582	December 31, 2016

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$202,191,889

Gross tax unrealized appreciation	$8,554,596
Gross tax unrealized depreciation	(63,148,415)

Net tax unrealized depreciation on investments	$(54,593,819)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distribution paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$935,824

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Portfolio’s custody fee was reduced by $81 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

17

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.70%
Next $500 million	.65%
Over $1 billion	.60%

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .85% and 1.10% for Class I and II Shares, respectively. For the six months ended June 30, 2009, the Adviser reimbursed approximately $43,500 of its advisory fees or other expenses. This reimbursement is voluntary and can be discontinued at any time.
For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $3,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For six months ended June 30, 2009, the Portfolio recognized expenses of approximately $10,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $67,900 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	585,475	$11,278,613	176,867	$4,486,323
Class II	445,159	8,836,880	364,634	9,579,520

Total Sales	1,030,634	$20,115,493	541,501	$14,065,843

Dividend Reinvestment:
Class I	-0-	$-0-	18,195	$551,983
Class II	-0-	-0-	13,421	383,841

Total Dividend Reinvestment	-0-	$-0-	31,616	$935,824

Repurchases:
Class I	(572,628)	$(11,156,016)	(1,615,291)	$(47,483,964)
Class II	(490,851)	(9,194,520)	(4,131,399)	(125,250,843)

Total Repurchases	(1,063,479)	$(20,350,536)	(5,746,690)	$(172,734,807)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $8,323,446 and $8,129,765, respectively.

18

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Van Kampen Life Investment Trust Capital Growth Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

20

Your Notes

Your Notes

Your Notes

Van Kampen Life Investment Trust Capital Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Capital Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Life Investment Trust Capital Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITSANEMG 08/09
IU09-03414P-Y06/09

SEMIANNUAL REPORT

June 30, 2009

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

Privacy Notice information on the back.

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of June 30, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Average Annual	Class I Shares	Class II Shares
Total Returns	since 1/23/09	since 1/23/09

Since Inception	10.30%	10.10%

Performance data quoted represents past performance, which is no guarantee of future results, and portfolio and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at 1-800-847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The J.P. Morgan Government Bond Index-Global Unhedged USD (GBI Global Unhedged U.S.) measures the performance in U.S. dollars on an unhedged basis of fixed rate government debt of major developed global bond markets. The Index includes only traded issues available to investors. The Citigroup 3-Month Treasury Bill Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with maturities of three-months. These Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio Report
For the period since inception through June 30, 2009

Market Conditions

Global equity markets began the year with a rough start, again tumbling on the back of extremely low levels of consumer confidence and a still deteriorating housing market. Gross domestic product (GDP) numbers for the fourth quarter of 2008 painted a dire picture, causing many economists to lower forecasts for the first quarter of 2009 and the emergence of deep concerns that the global recession would be lengthier than first expected. In early March, global equity markets retested and broke through the previous lows set in November 2008, but subsequently embarked on a sizeable rally. Global economic data showed signs of troughing in the second quarter of 2009, raising investors’ risk appetite and providing hope that the global economy was starting on the road to recovery. The growth decline in the global manufacturing sector decelerated, as evidenced by slower declines in industrial production and higher PMI (an indicator of manufacturing health) survey data. Higher-beta and lower-quality asset classes outperformed the broader market for the quarter. However, financial markets remained volatile, and global equities experienced a slight pullback in June, as investors questioned the strength and sustainability of the global economic recovery.

Against this backdrop, for the reporting period from January 23, 2009 through June 30, 2009, developed market equities (as represented by the MSCI World Index) advanced 18.5 percent, while global government bonds (as represented by the J.P. Morgan Government Bond Index) also rose 2.3 percent. U.S. Treasury bills (as represented by the Citigroup 3-Month Treasury Bill Index) were relatively flat for the period, returning 0.1 percent. (All returns are in U.S. dollar terms.)

Performance Analysis

All share classes of Van Kampen LIT Global Tactical Asset Allocation Portfolio underperformed the Blended Index (the “Blended Index”), composed of 65% MSCI World Index/30% J.P. Morgan Government Bond Index-Global Unhedged USD 5% Citigroup 3-Month Treasury Bill Index, and the MSCI World Index with net dividends for the period since inception, January 23, 2009, through June 30, 2009, assuming no deduction of applicable sales charges.

Detractors from overall performance relative to the Blended Index included:

•	An underweight position to global equities was detrimental to relative returns, as global equities experienced a rally on the back of marginally positive economic data.

•	U.S. sector selection detracted from relative returns. Within U.S. sector selection, overweight positions in pharmaceuticals, life sciences and biotechnology, and telecommunications services subtracted from returns. Defensive sectors underperformed the broader market during the reported period as investors reallocated capital to higher-beta sectors. However, an underweight position in energy and an overweight position in software and services added to relative returns. The energy sector declined in June as oil prices fell below $70 and investors questioned whether the run-up in the energy sector was justified by fundamentals. Software and services benefited from positive sentiment towards the technology sector and increased growth prospects stemming from the global recovery.

•	European sector selection also subtracted from performance. Within Europe, underweight positions in energy and materials and an overweight position in health care were disadvantageous to results. In Europe, commodity-related sectors held onto gains for the reporting period despite a correction in June. Health care declined on increased risk appetite during the period.

•	Active currency selection during the reported period negatively impacted performance. Within active currency selection, relative value trades made in the first half of the second quarter and implementation of an overweight position in a diversified basket of currencies against the U.S. dollar in June detracted from performance. The U.S. dollar regained some of its losses from the beginning of the year in June, as increased risk aversion pushed the dollar higher against most major currencies. However, the overweight position to the

Total returns for the period since Portfolio inception through June 30, 2009

Blended Index
(65% MSCI World
Index/30%
J.P. Morgan
Government Bond
Index-Global
		Unhedged USD/5%	MSCI World
		Citigroup 3-Month	Index with
Class I	Class II	Treasury Bill Index)	net dividends

10.30%	10.10%	12.75%	18.49%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for performance information and index definitions.

Japanese Yen and tactical positioning to the Swedish Krona added to performance. The Japanese Yen retraced some losses in the second quarter as investor risk aversion resurfaced on increased concerns about the health of the global economy. The Swedish Krona appreciated in April and May due to improvement in sentiment, but declined in June as worries about Swedish bank exposure to Latvia weighed on the currency.

Key contributors to the Portfolio’s overall performance relative to the Blended Index included:

•	Emerging market equity exposure was beneficial to performance, as emerging market equities led the equity rally off the March lows. Investor sentiment for emerging markets was positive, as these markets were believed to potentially lead the global recovery and appeared to have sustainable growth prospects for the long term.

•	An underweight position to fixed income contributed to results, as global government bonds had lackluster performance in the second quarter. Higher spread fixed income sectors rallied throughout the period, while investor jitters over the possibility of reflation in the second half of the year weighed on government bonds. Within fixed income, underweight positions in Japan, Canada, and the U.S. added to relative performance. Overweight exposure to Australian and Swedish bonds partially offset these results. Australian bonds declined as the domestic economy showed signs of recovering faster than most developed markets, particularly in the country’s export data. Swedish bonds fell on the back of improvements in business and consumer confidence in May.

Market Outlook

Marginal improvements in global economic data in the final months of the period were supportive of the possibility that the global economy had reached its cycle trough. Manufacturing data around the world is no longer in free fall and credit markets have improved significantly. Global equities rallied on the prospect of recovery around the corner, with emerging market equities and the financial sector leading the rally. Lower-quality assets, such as high yield fixed income and small-cap equities, also outperformed in the financial markets, as investors rushed to increase their exposure to beta and cover their short positions on the potential recovery. Despite the appearance of such “green shoots” in the economy, we remain vigilant on the sustainability of the recovery, as the strength of the recovery as well as positive earnings growth will be the key driver of the advancement in global equities.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Top 10 Holdings as of 6/30/09 (Unaudited)

Morgan Stanley Institutional Fund Trust—Core Fixed Income Portfolio	3.6%
Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I	2.5
Van Kampen High Yield Fund, Class I	2.0
Morgan Stanley Institutional Fund, Inc.—International Growth Equity Portfolio, Class I	1.5
Van Kampen International Growth Fund, Class I	1.4
iShares MSCI Emerging Markets Index Fund	1.1
iShares iBoxx Investment Grade Corporate Bond Fund	1.0
Morgan Stanley Institutional Fund Trust—Core Plus Fixed Income Portfolio	0.8
Exxon Mobil Corp.	0.7
AT&T, Inc.	0.7

Summary of Investments by Country Classification as of 6/30/09 (Unaudited)

United States	32.7%
United Kingdom	3.8
Germany	2.0
France	2.0
Switzerland	1.8
Spain	1.0
Italy	0.6
Netherlands	0.5
Sweden	0.3
Finland	0.2
Denmark	0.2
Netherlands Antilles	0.1%
Belgium	0.1
Bermuda	0.1
Norway	0.1
Luxembourg	0.1
Greece	0.1
Ireland	0.1
Jersey Channel Islands	0.1
Austria	0.0	*
Portugal	0.0	*
Panama	0.0	*
Canada	0.0	*

Total Long-Term Investments	45.9
Repurchase Agreements	51.4

Total Investments	97.3
Foreign Currency	0.0	*
Other Assets in Excess of Liabilities	2.7

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Top ten holdings and summary of investments by countries are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/23/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchanges fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/23/09	6/30/09	1/23/09-6/30/09

Class I
Actual	$1,000.00	$1,103.00	$4.04
Hypothetical	1,000.00	1,020.33	4.51
(5% annual return before expenses)

Class II
Actual	1,000.00	1,101.00	5.16
Hypothetical	1,000.00	1,019.09	5.76
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% and 1.15% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 156/365 (to reflect the one-half year period), except for the “Actual” information which reflects the period from Commencement of Operation through June 30, 2009. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the portfolio and its investment adviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on September 17, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and portfolio counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the portfolio.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are to be shared with the portfolio’s shareholders, and the propriety of proposed breakpoints in the portfolio’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the portfolio. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the portfolio. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the portfolio. The trustees discussed with the investment adviser the resources available in managing the portfolio. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Portfolio. The Board of Trustees reviewed the projected fees and expenses of the portfolio compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the portfolio. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the portfolio’s overall projected expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the portfolio support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the portfolio and how that relates to the portfolio’s expense ratio and particularly the portfolio’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the portfolio support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 31.5%
Austria 0.0%
Erste Group Bank AG	203	$5,515
Oesterreichishe Elektrizitaetswirtschafts AG, Class A	74	3,775
OMV AG	122	4,574
Telekom Austria AG	315	4,929
Voestalpine AG	70	1,920

		20,713

Belgium 0.1%
Anheuser-Busch InBev NV	510	18,463
Belgacom SA	172	5,499
Colruyt SA	18	4,108
Delhaize Group	90	6,337
Groupe Bruxelles Lambert SA	117	8,568
KBC Groep NV (a)	155	2,827
Solvay SA	78	6,581
Umicore	77	1,754

		54,137

Bermuda 0.1%
Accenture Ltd., Class A	600	20,076
Axis Capital Holdings Ltd.	100	2,618
Bunge Ltd.	100	6,025
Cooper Industries Ltd.	100	3,105
Invesco Ltd.	257	4,580
Willis Group Holdings Ltd.	100	2,573

		38,977

Canada 0.0%
Ultra Petroleum Corp. (a)	100	3,900

Denmark 0.2%
A P Moller—Maersk A/S, Class A	1	5,874
A P Moller—Maersk A/S, Class B	1	6,005
Danske Bank A/S (a)	567	9,787
DSV A/S (a)	200	2,484
FLSmidth & Co. A/S	52	1,852
Novo Nordisk A/S, Class B	543	29,513
Novozymes A/S, Class B	22	1,788
Vestas Wind Systems A/S (a)	303	21,782

		79,085

Finland 0.2%
Fortum Oyj	490	11,177
Kone Oyj, Class B	102	3,133
Nokia Oyj	4,732	69,057
Sampo Oyj, Class A	384	7,246
Stora Enso Oyj, Class R (a)	253	1,335
UPM-Kymmene Oyj	243	2,118
Wartsila Oyj	86	2,778

		96,844

France 2.0%
Accor SA	166	6,601
Air Liquide SA	224	20,512
Alcatel-Lucent SA (a)	1,892	4,767
Alstom SA	200	11,837
Atos Origin (a)	203	6,892
AXA SA	1,893	35,788
BNP Paribas SA	1,263	81,961
Bouygues SA	177	6,656
Bureau Veritas SA	63	3,108
Cap Gemini SA	513	18,948
Carrefour SA	702	30,030
Christian Dior SA	56	4,188
CNP Assurances	70	6,683
Compagnie de Saint-Gobain	326	10,900
Compagnie Generale des Etablissements Michelin, Class B	135	7,716
Credit Agricole SA	620	7,765
Dassault Systemes SA	175	7,738
Eiffage SA	33	1,926
Electricite de France	161	7,851
Essilor International SA	924	44,110
Eutelsat Communications (a)	83	2,144
France Telecom SA	2,787	63,321
GDF Suez	1,799	67,207
Groupe DANONE	546	27,002
Hermes International	60	8,351
Lafarge SA	97	6,586
Lagardere SCA	100	3,328
L’Oreal SA	216	16,172
LVMH Moet Hennessy Louis Vuitton SA	243	18,599
Neopost SA	21	1,888
Pernod-Ricard SA	146	9,217
Peugeot SA (a)	164	4,326
PPR	69	5,646
Publicis Groupe	145	4,427
Renault SA (a)	159	5,870
Safran SA	158	2,089
Sanofi-Aventis SA	1,686	99,156
Schneider Electric SA	359	27,456
SCOR SE	208	4,272
Societe Generale	791	43,157
Sodexo	90	4,629
Suez Environnement SA	224	3,928
Technip SA	139	6,833
Thales SA	88	3,938
Total SA	1,792	97,059
Unibail-Rodmaco (REIT)	252	37,631
Vallourec SA	45	5,471
Veolia Environnement	314	9,277
Vinci SA	653	29,307
Vivendi	1,699	40,698

		984,962

Germany 1.9%
Adidas AG	180	6,859
Allianz SE	589	54,466
BASF SE	832	33,185
Bayer AG	1,285	68,999
Bayerische Motoren Werke AG	477	18,015
Beiersdorf AG	85	4,007
Commerzbank AG (a)	567	3,525
Daimler AG	1,467	53,079
Deutsche Bank AG	846	51,482
Deutsche Boerse AG	209	16,244
Deutsche Lufthansa AG	323	4,060
Deutsche Post AG	735	9,607
Deutsche Telekom AG	4,216	49,827
E.ON AG	3,149	111,772
Fresenius Medical Care AG & Co. KGaA	895	39,942
GEA Group AG	162	2,458
K&S AG	86	4,845
Linde AG	81	6,659
MAN AG	87	5,351
Merck KGaA	56	5,709

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Germany (Continued)
Metro AG	153	$7,314
Muenchener Rueckversicherungs-Gesellschaft AG	267	36,110
Q-Cells SE (a)	65	1,329
RWE AG	747	58,971
Salzgitter AG	21	1,846
SAP AG	3,263	131,551
Siemens AG	1,350	93,461
Solarworld AG	95	2,243
ThyssenKrupp AG	215	5,357
TUI AG (a)	200	1,478
Volkswagen AG	181	61,272

		951,023

Greece 0.1%
Alpha Bank AE (a)	440	4,754
Hellenic Telecommunications Organization SA	240	3,663
National Bank of Greece SA (a)	460	12,603
OPAP SA	200	5,312
Piraeus Bank SA (a)	561	5,530

		31,862

Ireland 0.1%
Covidien PLC	400	14,976
CRH PLC	300	6,860
Elan Corp. (a)	343	2,268
Ingersoll-Rand PLC	200	4,180

		28,284

Italy 0.6%
Alleanza Assicurazioni SpA	454	3,126
Assicurazioni Generali SpA	1,554	32,433
Atlantia SpA	221	4,473
Banca Monte dei Paschi di Siena SpA	1,873	3,025
Banco Popolare SC (a)	833	6,221
Enel SpA	7,157	34,866
ENI SpA	2,271	53,875
Fiat SpA (a)	635	6,442
Finmeccanica SpA	400	5,644
Intesa Sanpaolo SpA (a)	10,499	34,040
Luxottica Group SpA (a)	164	3,411
Mediaset SpA	644	3,621
Mediobanca SpA	429	5,156
Saipem SpA	240	5,858
Snam Rete Gas SpA	699	3,075
Telecom Italia SpA	14,880	18,640
Terna Rete Elettrica Nationale SpA	1,189	3,966
UniCredit SpA (a)	23,671	60,644
Unione di Banche Italiane ScpA	623	8,133
Unione di Banche Italiane ScpA (a)	623	48
Unione di Banche Italiane ScpA (a)	623	43

		296,740

Jersey Channel Islands 0.1%
Experian PLC	800	5,996
Shire PLC	600	8,275
United Business Media Ltd.	300	1,975
WPP PLC	1,663	11,061

		27,307

Luxembourg 0.1%
ArcelorMittal	803	26,372
SES SA	247	4,716
Tenaris SA	413	5,583

		36,671

Netherlands 0.5%
Aegon NV	1,169	7,190
Akzo Nobel NV	140	6,161
ASML Holding NV	365	7,917
European Aeronautic Defence and Space Co. NV	258	4,181
Heineken Holding NV	177	5,631
Heineken NV	242	8,991
ING Groep NV	3,133	31,534
Koninklijke Ahold NV	1,433	16,466
Koninklijke DSM NV	206	6,454
Koninklijke KPN NV	2,701	37,208
Koninklijke Philips Electronics NV	1,650	30,511
Randstad Holding NV (a)	101	2,804
Reed Elsevier NV	710	7,830
STMicroelectronics NV	593	4,449
TNT NV	322	6,272
Unilever NV	2,475	59,731
Wolters Kluwer NV	243	4,252

		247,582

Netherlands Antilles 0.1%
Schlumberger Ltd.	1,100	59,521

Norway 0.1%
Norsk Hydro ASA (a)	400	2,064
Orkla ASA	800	5,828
StatoilHydro ASA	795	15,704
Telenor ASA (a)	804	6,207
Yara International ASA	250	7,001

		36,804

Panama 0.0%
Carnival Corp.	300	7,731

Portugal 0.0%
Banco Comercial Portugues SA, Class R	2,295	2,331
Brisa-Auto Estradas de Portugal SA	266	1,915
Energias de Portugal SA	1,560	6,121
Portugal Telecom SGPS SA	538	5,268

		15,635

Spain 1.0%
Abertis Infraestructuras SA	206	3,880
Acciona SA	33	4,056
ACS Actividades de Construccion y Servicios SA	144	7,301
Banco Bilbao Vizcaya Argentaria SA	6,262	78,910
Banco de Sabadell SA	961	6,008
Banco Popular Espanol SA	1,065	9,319
Banco Santander SA	12,435	150,065
Criteria Caixacorp SA	979	4,528
Enagas	191	3,760
Gamesa Corp. Tecnologica SA	182	3,455
Gas Natural SDG SA	92	1,676
Grupo Ferrovial SA	67	2,156
Iberdrola Renovables SA (a)	689	3,153
Iberdrola SA	5,605	45,584
Indra Sistemas SA	249	5,395
Industria de Diseno Textil SA	187	8,987
Red Electrica Corp. SA	98	4,434
Repsol YPF SA	493	11,055
Telefonica SA	6,367	144,372

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Spain (Continued)
Union Fenosa SA	274	$2,981
Zardoya Otis SA	104	2,174

		503,249

Sweden 0.3%
Alfa Laval AB	301	2,881
Assa Abloy AB, Class B	234	3,262
Atlas Copco AB, Class A	600	6,016
Atlas Copco AB, Class B	400	3,622
Electrolux AB (a)	300	4,205
Hennes & Mauritz AB, Class B	516	25,796
Investor AB, Class B	482	7,455
Nordea Bank AB	2,472	19,614
Sandvik AB	900	6,706
Scania AB, Class B	300	2,986
Securitas AB, Class B	233	1,983
Skanska AB, Class B	382	4,272
SKF AB, Class B	400	4,944
Svenska Cellulosa AB, Class B	200	2,105
Svenska Handelsbanken AB, Class A	395	7,464
Swedish Match AB	380	6,177
Telefonaktiebolaget LM Ericsson, Class B	3,596	35,173
TeliaSonera AB	2,435	12,808
Volvo AB	400	2,474
Volvo AB, Class B	1,000	6,197

		166,140

Switzerland 1.8%
ABB Ltd. (a)	3,458	54,431
ACE Ltd.	200	8,846
Actelion Ltd. (a)	87	4,562
Adecco SA	107	4,468
Baloise Holding AG	37	2,747
Compagnie Financiere Richemont SA	401	8,355
Credit Suisse Group AG	1,382	63,088
Foster Wheeler AG (a)	100	2,375
Geberit AG	36	4,437
Givaudan SA (a)	6	1,928
Holcim Ltd. (a)	126	7,177
Julius Baer Holding AG	269	10,488
Kuehne & Nagel International AG	46	3,611
Logitech International SA (a)	159	2,214
Lonza Group AG	66	6,555
Nestle SA	5,721	215,917
Noble Corp.	200	6,050
Novartis AG	3,730	151,544
Roche Holding AG	1,144	155,640
Schindler Holding AG	44	2,734
SGS SA	4	4,967
Swatch Group AG	26	4,181
Swiss Reinsurance	323	10,687
Swisscom AG	20	6,143
Syngenta AG	83	19,274
Transocean Ltd. (a)	200	14,858
Tyco Electronics Ltd.	300	5,577
Tyco International Ltd.	300	7,794
UBS AG (a)	3,808	46,590
Weatherford International Ltd. (a)	500	9,780
Zurich Financial Services AG	203	35,933

		882,951

United Kingdom 3.8%
Admiral Group PLC	153	2,197
Anglo American PLC	1,146	33,441
Antofagasta PLC	201	1,952
Associated British Foods PLC	348	4,371
AstraZeneca PLC	2,379	104,765
Aviva PLC	2,372	13,404
BAE Systems PLC	5,316	29,674
Balfour Beatty PLC	376	1,914
Barclays PLC	17,226	80,234
BG Group PLC	2,586	43,450
BHP Billiton PLC	1,903	42,985
BP PLC	15,890	125,740
British American Tobacco PLC	2,788	77,020
British Land Co. PLC (REIT)	1,882	11,869
British Sky Broadcasting Group PLC	1,536	11,523
BT Group PLC	6,193	10,368
Bunzl PLC	300	2,485
Burberry Group PLC	362	2,527
Cable & Wireless PLC	2,219	4,870
Cadbury PLC	1,012	8,645
Cairn Energy PLC (a)	118	4,559
Capita Group PLC	426	5,022
Carnival PLC	147	3,901
Centrica PLC	8,511	31,275
Cobham PLC	906	2,584
Compass Group PLC	1,525	8,593
Diageo PLC	3,895	55,936
Firstgroup PLC	509	3,005
Friends Provident Group PLC	1,839	1,993
G4S PLC	1,219	4,192
GlaxoSmithKline PLC	8,708	153,344
Hays PLC	1,206	1,705
Home Retail Group PLC	700	3,002
HSBC Holdings PLC	18,221	151,264
Imperial Tobacco Group PLC	1,271	33,058
Intercontinental Hotels Group PLC	200	2,056
International Power PLC	1,288	5,057
Invensys PLC	882	3,251
J Sainsbury PLC	849	4,383
Johnson Matthey PLC	290	5,506
Kingfisher PLC	2,003	5,872
Land Securities Group PLC (REIT)	2,285	17,777
Legal & General Group PLC	6,259	5,849
Lloyds TSB Group PLC	13,524	15,564
Logica PLC (b)	1,279	1,666
Man Group PLC	1,315	6,036
Marks & Spencer Group PLC	1,377	6,950
National Grid PLC	3,890	35,084
Next PLC	170	4,120
Old Mutual PLC	4,653	6,196
Pearson PLC	1,000	10,045
Prudential PLC	3,877	26,381
Reckitt Benckiser PLC	484	22,058
Reed Elsevier PLC	1,258	9,380
Rexam PLC	332	1,558
Rio Tinto PLC	899	31,297
Rolls-Royce Group PLC (a)	1,479	8,819
Royal Bank of Scotland Group PLC (a)	19,851	12,624
Royal Dutch Shell PLC, Class A	2,988	74,832
Royal Dutch Shell PLC, Class B	2,311	58,344
RSA Insurance Group PLC	3,049	6,050
SABMiller PLC	975	19,848
Sage Group PLC	3,196	9,386
Scottish & Southern Energy PLC	885	16,615

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United Kingdom (Continued)
Serco Group PLC	363	$2,522
Severn Trent PLC	172	3,102
Smith & Nephew PLC	4,215	31,249
Smiths Group PLC	317	3,669
Standard Chartered PLC	3,020	56,880
Standard Life PLC	1,738	5,322
Tesco PLC	9,039	52,685
Thomson Reuters PLC	162	4,622
Tomkins PLC	991	2,422
TUI Travel PLC	662	2,531
Tullow Oil PLC	500	7,736
Unilever PLC	1,975	46,345
United Utilities Group PLC	569	4,660
Vodafone Group PLC	77,986	150,745
Whitbread PLC	200	2,692
William Morrison Supermarkets PLC	2,895	11,281
Wolseley PLC (a)	58	1,109
Xstrata PLC	373	4,114

		1,903,157

United States 18.4%
3M Co.	1,000	60,100
Abbott Laboratories	3,200	150,528
Activision Blizzard, Inc. (a)	600	7,578
Adobe Systems, Inc. (a)	500	14,150
Advance Auto Parts, Inc.	100	4,149
AES Corp. (a)	400	4,644
Aetna, Inc.	300	7,515
Affiliated Computer Services, Inc., Class A (a)	200	8,884
Aflac, Inc.	300	9,327
Agilent Technologies, Inc. (a)	200	4,062
Air Products & Chemicals, Inc.	100	6,459
Alcoa, Inc.	500	5,165
Allegheny Energy, Inc.	100	2,565
Allegheny Technologies, Inc.	100	3,493
Allergan, Inc.	400	19,032
Alliant Energy Corp.	100	2,613
Allstate Corp.	600	14,640
Altera Corp.	200	3,256
Altria Group, Inc.	2,000	32,780
Amazon.com, Inc. (a)	100	8,366
Ameren Corp.	100	2,489
American Electric Power Co., Inc.	400	11,556
American Express Co.	1,700	39,508
American International Group, Inc.	1,700	1,972
American Tower Corp., Class A (a)	500	15,765
AmerisourceBergen Corp.	200	3,548
AMETEK, Inc.	100	3,458
Amgen, Inc. (a)	2,200	116,468
Amphenol Corp., Class A	100	3,164
Anadarko Petroleum Corp.	200	9,078
Analog Devices, Inc.	200	4,956
Annaly Capital Management, Inc. (REIT)	400	6,056
Aon Corp.	300	11,361
Apache Corp.	200	14,430
Apollo Group, Inc., Class A (a)	100	7,112
Apple, Inc. (a)	1,200	170,916
Applied Materials, Inc.	1,100	12,067
Archer-Daniels-Midland Co.	700	18,739
Assurant, Inc.	100	2,409
AT&T, Inc.	13,900	345,276
Automatic Data Processing, Inc.	500	17,720
Avery Dennison Corp.	100	2,568
Avon Products, Inc.	300	7,734
Baker Hughes, Inc.	200	7,288
Ball Corp.	100	4,516
Bank of America Corp.	10,600	139,920
Bank of New York Mellon Corp.	1,700	49,827
Baxter International, Inc.	1,300	68,848
BB&T Corp.	900	19,782
Becton Dickinson & Co.	600	42,786
Bed Bath & Beyond, Inc. (a)	200	6,150
Berkshire Hathaway, Inc., Class B (a)	10	28,957
Best Buy Co., Inc.	300	10,047
Biogen Idec, Inc. (a)	400	18,060
BMC Software, Inc. (a)	200	6,758
Boeing Co.	1,400	59,500
Boston Properties, Inc. (REIT)	100	4,770
Boston Scientific Corp. (a)	1,300	13,182
Bristol-Myers Squibb Co.	2,300	46,713
Broadcom Corp., Class A (a)	300	7,437
Burlington Northern Santa Fe Corp.	300	22,062
CA, Inc.	500	8,715
Cablevision Systems Corp., Class A	200	3,882
Cabot Oil & Gas Corp.	200	6,128
Cameron International Corp. (a)	200	5,660
Campbell Soup Co.	100	2,942
Capital One Financial Corp.	600	13,128
Cardinal Health, Inc.	300	9,165
Caterpillar, Inc.	500	16,520
CBS Corp., Class B	400	2,768
Celgene Corp. (a)	600	28,704
CenterPoint Energy, Inc.	200	2,216
CenturyTel, Inc.	100	3,070
C.H. Robinson Worldwide, Inc.	100	5,215
Charles Schwab Corp.	1,000	17,540
Chesapeake Energy Corp.	500	9,915
Chevron Corp.	2,100	139,125
Chubb Corp.	400	15,952
CIGNA Corp.	200	4,818
Cincinnati Financial Corp.	100	2,235
Cintas Corp.	100	2,284
Cisco Systems, Inc. (a)	6,800	126,752
Citigroup, Inc.	8,900	26,433
Citrix Systems, Inc. (a)	200	6,378
Cliffs Natural Resources, Inc.	100	2,447
Clorox Co.	100	5,583
Coach, Inc.	200	5,376
Coca-Cola Co.	2,600	124,774
Coca-Cola Enterprises, Inc.	200	3,330
Cognizant Technology Solutions Corp., Class A (a)	300	8,010
Colgate-Palmolive Co.	400	28,296
Comcast Corp., Class A	3,200	46,368
Comcast Corp., Class Special A	900	12,690
Computer Sciences Corp. (a)	200	8,860
ConAgra Foods, Inc.	300	5,718
ConocoPhillips	1,200	50,472
Consol Energy, Inc.	200	6,792
Consolidated Edison, Inc.	300	11,226
Constellation Energy Group, Inc.	100	2,658
Corning, Inc.	1,500	24,090
Costco Wholesale Corp.	500	22,850

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United States (Continued)
C.R. Bard, Inc.	100	$7,445
Crown Castle International Corp. (a)	200	4,804
CSX Corp.	400	13,852
Cummins, Inc.	100	3,521
CVS Caremark Corp.	2,300	73,301
Danaher Corp.	200	12,348
Darden Restaurants, Inc.	100	3,298
DaVita, Inc. (a)	100	4,946
Deere & Co.	400	15,980
Dell, Inc. (a)	1,700	23,341
DENTSPLY International, Inc.	100	3,052
Devon Energy Corp.	200	10,900
DIRECTV Group, Inc. (a)	600	14,826
Discover Financial Services	300	3,081
Dollar Tree, Inc. (a)	100	4,210
Dominion Resources, Inc.	1,100	36,762
Dover Corp.	100	3,309
Dow Chemical Co.	600	9,684
Dr. Pepper Snapple Group, Inc. (a)	200	4,238
DTE Energy Co.	100	3,200
Du Pont (E.I.) de Nemours & Co.	800	20,496
Duke Energy Corp.	2,600	37,934
Eaton Corp.	100	4,461
eBay, Inc. (a)	1,100	18,843
Ecolab, Inc.	300	11,697
Edison International	300	9,438
El Paso Corp.	700	6,461
Electronic Arts, Inc. (a)	200	4,344
Eli Lilly & Co.	1,200	41,568
Embarq Corp.	100	4,206
EMC Corp. (a)	2,000	26,200
Emerson Electric Co.	700	22,680
ENSCO International, Inc.	100	3,487
Entergy Corp.	100	7,752
EOG Resources, Inc.	100	6,792
EQT Corp.	100	3,491
Equifax, Inc.	100	2,610
Equity Residential (REIT)	200	4,446
Estee Lauder Cos., Inc., Class A	100	3,267
Exelon Corp.	1,100	56,331
Expeditors International of Washington, Inc.	100	3,334
Express Scripts, Inc. (a)	100	6,875
Exxon Mobil Corp.	5,000	349,550
Family Dollar Stores, Inc.	100	2,830
Fastenal Co.	100	3,317
FedEx Corp.	300	16,686
FirstEnergy Corp.	200	7,750
Fiserv, Inc. (a)	200	9,140
FLIR Systems, Inc. (a)	100	2,256
Fluor Corp.	100	5,129
FMC Technologies, Inc. (a)	100	3,758
Ford Motor Co. (a)	1,300	7,891
Forest Laboratories, Inc. (a)	300	7,533
Fortune Brands, Inc.	100	3,474
FPL Group, Inc.	1,000	56,860
Franklin Resources, Inc.	200	14,402
Freeport-McMoRan Copper & Gold, Inc.	300	15,033
GameStop Corp., Class A (a)	100	2,201
Gap, Inc.	400	6,560
General Dynamics Corp.	500	27,695
General Electric Co.	17,500	205,100
General Mills, Inc.	200	11,204
Genuine Parts Co.	100	3,356
Genzyme Corp. (a)	400	22,268
Gilead Sciences, Inc. (a)	1,100	51,524
Goldman Sachs Group, Inc.	600	88,464
Goodrich Corp.	100	4,997
Google, Inc., Class A (a)	100	42,159
Halliburton Co.	500	10,350
Harley-Davidson, Inc.	200	3,242
Harris Corp.	100	2,836
Harris Stratex Networks, Inc., Class A (a)	24	156
Harsco Corp.	100	2,830
Hartford Financial Services Group, Inc.	200	2,374
Hasbro, Inc.	100	2,424
HCP, Inc. (REIT)	200	4,238
Health Care, Inc. (REIT)	100	3,410
Helmerich & Payne, Inc.	200	6,174
Henry Schein, Inc. (a)	100	4,795
Hershey Co.	100	3,600
Hess Corp.	200	10,750
Hewlett-Packard Co.	3,000	115,950
HJ Heinz Co.	300	10,710
Hologic, Inc. (a)	200	2,846
Home Depot, Inc.	1,900	44,897
Honeywell International, Inc.	500	15,700
Hospira, Inc. (a)	100	3,852
H&R Block, Inc.	200	3,446
Hudson City Bancorp, Inc.	300	3,987
Humana, Inc. (a)	100	3,226
IBM Corp.	1,700	177,514
Illinois Tool Works, Inc.	400	14,936
Illumina, Inc. (a)	100	3,894
Intel Corp.	6,900	114,195
International Game Technology	200	3,180
International Paper Co.	300	4,539
Intuit, Inc. (a)	300	8,448
Iron Mountain, Inc. (a)	100	2,875
ITT Corp.	100	4,450
Jacobs Engineering Group, Inc. (a)	100	4,209
J.B. Hunt Transport Services, Inc.	100	3,053
JM Smucker Co.	100	4,866
Johnson & Johnson	5,500	312,400
Johnson Controls, Inc.	400	8,688
Joy Global, Inc.	100	3,572
JPMorgan Chase & Co.	6,400	218,304
Juniper Networks, Inc. (a)	300	7,080
Kellogg Co.	300	13,971
KeyCorp.	300	1,572
Kimberly-Clark Corp.	400	20,972
Kimco Realty Corp. (REIT)	200	2,010
Kohl’s Corp. (a)	200	8,550
Kraft Foods, Inc., Class A	1,600	40,544
Kroger Co.	600	13,230
L-3 Communications Holdings, Inc.	100	6,938
Laboratory Corp. of America Holdings (a)	100	6,779
Lam Research Corp. (a)	100	2,600
Lexmark International, Inc., Class A (a)	100	1,585

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United States (Continued)
Liberty Media Corp.—Entertainment (a)	300	$8,025
Life Technologies Corp. (a)	100	4,172
Lincoln National Corp.	200	3,442
Linear Technology Corp.	100	2,335
Lockheed Martin Corp.	200	16,130
Loews Corp.	200	5,480
Lorillard, Inc.	100	6,777
Lowe’s Cos., Inc.	1,500	29,115
Macy’s, Inc.	300	3,528
Marathon Oil Corp.	500	15,065
Marriott International, Inc., Class A	201	4,430
Marsh & McLennan Cos., Inc.	400	8,052
MasterCard, Inc., Class A	200	33,462
Mattel, Inc.	300	4,815
McAfee, Inc. (a)	100	4,219
McCormick & Co., Inc.	100	3,253
McDonald’s Corp.	1,000	57,490
McGraw-Hill Cos., Inc.	200	6,022
McKesson Corp.	300	13,200
Medco Health Solutions, Inc. (a)	400	18,244
Medtronic, Inc.	2,100	73,269
Merck & Co., Inc.	3,700	103,452
MetLife, Inc.	700	21,007
Microsoft Corp.	11,800	280,486
Molson Coors Brewing Co., Class B	100	4,233
Monsanto Co.	600	44,604
Moody’s Corp.	100	2,635
Mosaic Co.	100	4,430
Motorola, Inc.	2,100	13,923
Murphy Oil Corp.	200	10,864
NASDAQ OMX Group, Inc. (a)	100	2,131
National-Oilwell Varco, Inc. (a)	200	6,532
NetApp, Inc. (a)	200	3,944
New York Community Bancorp, Inc.	200	2,138
Newmont Mining Corp.	600	24,522
News Corp., Class A	2,500	22,775
News Corp., Class B	300	3,171
NIKE, Inc., Class B	300	15,534
NiSource, Inc.	200	2,332
Noble Energy, Inc.	100	5,897
Norfolk Southern Corp.	300	11,301
Northern Trust Corp.	400	21,472
Northrop Grumman Corp.	300	13,704
NRG Energy, Inc. (a)	100	2,596
Nucor Corp.	300	13,329
NVIDIA Corp. (a)	300	3,387
NYSE Euronext	100	2,725
Occidental Petroleum Corp.	600	39,486
Omnicom Group, Inc.	200	6,316
ONEOK, Inc.	100	2,949
Oracle Corp.	6,100	130,662
Owens-Illinois, Inc. (a)	100	2,801
PACCAR, Inc.	300	9,753
Pactiv Corp. (a)	100	2,170
Pall Corp.	100	2,656
Parker Hannifin Corp.	100	4,296
Paychex, Inc.	300	7,560
Peabody Energy Corp.	200	6,032
Pentair, Inc.	100	2,562
People’s United Financial, Inc.	200	3,008
PepsiCo, Inc.	1,900	104,424
Pfizer, Inc.	13,100	196,500
PG&E Corp.	200	7,688
Pharmaceutical Product Development, Inc.	100	2,322
Philip Morris International, Inc.	2,600	113,412
Pinnacle West Capital Corp.	100	3,015
Pitney Bowes, Inc.	100	2,193
Plains Exploration & Production Co. (a)	100	2,736
Plum Creek Timber Co., Inc. (REIT)	100	2,978
PNC Financial Services Group, Inc.	400	15,524
PPG Industries, Inc.	100	4,390
PPL Corp.	200	6,592
Praxair, Inc.	300	21,321
Precision Castparts Corp.	100	7,303
Principal Financial Group, Inc.	200	3,768
Procter & Gamble Co.	2,800	143,080
Progress Energy, Inc.	200	7,566
Progressive Corp. (a)	400	6,044
ProLogis (REIT)	200	1,612
Prudential Financial, Inc.	300	11,166
Public Service Enterprise Group, Inc.	400	13,052
Public Storage (REIT)	100	6,548
QUALCOMM, Inc.	1,800	81,360
Quest Diagnostics, Inc.	100	5,643
Questar Corp.	100	3,106
Qwest Communications International, Inc.	900	3,735
Range Resources Corp.	200	8,282
Raytheon Co.	400	17,772
Republic Services, Inc.	200	4,882
Reynolds American, Inc.	100	3,862
Rockwell Automation, Inc.	100	3,212
Rockwell Collins, Inc.	100	4,173
Roper Industries, Inc.	100	4,531
Ross Stores, Inc.	100	3,860
Safeway, Inc.	500	10,185
Saint Jude Medical, Inc. (a)	300	12,330
Salesforce.com, Inc. (a)	200	7,634
Sara Lee Corp.	400	3,904
SCANA Corp.	100	3,247
Schering-Plough Corp.	2,000	50,240
Scripps Networks Interactive, Inc.	100	2,783
Sempra Energy	200	9,926
Sherwin-Williams Co.	100	5,375
Sigma-Aldrich Corp.	100	4,956
Simon Property Group, Inc. (REIT)	205	10,543
SLM Corp. (a)	300	3,081
Smith International, Inc.	200	5,150
Southern Co.	1,600	49,856
Southwestern Energy Co. (a)	200	7,770
Spectra Energy Corp.	500	8,460
Sprint Nextel Corp. (a)	4,100	19,721
Staples, Inc.	400	8,068
Starbucks Corp. (a)	500	6,945
State Street Corp.	400	18,880
Stericycle, Inc. (a)	100	5,153
Stryker Corp.	300	11,922
Sunoco, Inc.	200	4,640
SunTrust Banks, Inc.	200	3,290
Symantec Corp. (a)	800	12,448
Synthes, Inc.	289	27,976

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United States (Continued)
Sysco Corp.	600	$13,488
T. Rowe Price Group, Inc.	300	12,501
Target Corp.	700	27,629
TD Ameritrade Holding Corp. (a)	200	3,508
Texas Instruments, Inc.	1,600	34,080
Textron, Inc.	200	1,932
Thermo Fisher Scientific, Inc. (a)	600	24,462
Tiffany & Co.	100	2,536
Tim Hortons, Inc.	100	2,454
Time Warner Cable, Inc.	309	9,786
Time Warner, Inc.	2,033	51,211
TJX Cos., Inc.	200	6,292
Torchmark Corp.	100	3,704
Travelers Cos., Inc.	600	24,624
Union Pacific Corp.	400	20,824
United Parcel Service, Inc., Class B	500	24,995
United States Steel Corp.	100	3,574
United Technologies Corp.	1,400	72,744
UnitedHealth Group, Inc.	2,100	52,458
Unum Group	200	3,172
U.S. Bancorp	3,100	55,552
Valero Energy Corp.	500	8,445
Varian Medical Systems, Inc. (a)	100	3,514
Ventas, Inc. (REIT)	100	2,986
Verizon Communications, Inc.	6,900	212,037
Vertex Pharmaceuticals, Inc. (a)	100	3,564
VF Corp.	100	5,535
Viacom, Inc., Class B (a)	600	13,620
Visa, Inc., Class A	750	46,695
Vornado Realty Trust (REIT)	102	4,593
Vulcan Materials Co.	100	4,310
Walgreen Co.	1,300	38,220
Wal-Mart Stores, Inc.	3,800	184,072
Walt Disney Co.	3,000	69,990
Waste Management, Inc.	300	8,448
Waters Corp. (a)	100	5,147
WellPoint, Inc. (a)	400	20,356
Wells Fargo & Co.	6,900	167,394
Western Union Co.	800	13,120
Weyerhaeuser Co.	100	3,043
Williams Cos., Inc.	500	7,805
Windstream Corp.	300	2,508
Wisconsin Energy Corp.	100	4,071
WR Berkley Corp.	100	2,147
Wyeth	1,500	68,085
Xcel Energy, Inc.	300	5,523
Xerox Corp.	600	3,888
Xilinx, Inc.	200	4,092
XTO Energy, Inc.	400	15,256
Yahoo!, Inc. (a)	1,400	21,924
Yum! Brands, Inc.	300	10,002
Zimmer Holdings, Inc. (a)	100	4,260

		9,136,250

Total Common Stocks 31.5%		15,609,525

Investment Companies 13.9%
United States 13.9%
iShares iBoxx Investment Grade Corporate Bond Fund	5,000	501,400
iShares MSCI Emerging Markets Index Fund	17,400	560,802
Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I (c)	81,485	1,240,203
Morgan Stanley Institutional Fund, Inc.—International Growth Equity Portfolio, Class I (c)	99,216	746,103
Morgan Stanley Institutional Fund Trust—Core Fixed Income Portfolio (c)	193,220	1,771,831
Morgan Stanley Institutional Fund Trust—Core Plus Fixed Income Portfolio	44,322	402,000
Van Kampen High Yield Fund, Class I (c)	118,737	998,579
Van Kampen International Growth Fund, Class I (c)	52,418	692,441

Total Investment Companies 13.9%		6,913,359

Preferred Stocks 0.1%
Germany 0.1%
Fresenius SE	621	33,557
Henkel AG & Co. KGaA	178	5,562
Porsche Automobil Holding SE	75	5,040
Volkswagen AG	90	6,297

Total Preferred Stocks 0.1%		50,456

United States Government Agency Obligations 0.4%
Federal Home Loan Mortgage Corp. ($100,000 par, 5.500% coupon, maturing 08/20/12)		110,735
Federal National Mortgage Association ($77,000 par, 4.875% coupon, maturing 05/18/12)		83,748

Total United States Government Agency Obligations 0.4%		194,483

Total Long-Term Investments 45.9% (Cost $21,155,547)		22,767,823

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 51.4%
Banc of America Securities ($1,424,835 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $1,424,837)	$1,424,835
JPMorgan Chase & Co. ($24,065,979 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $24,066,013)	24,065,979
State Street Bank & Trust Co. ($186 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $186)	186

Total Repurchase Agreements 51.4% (Cost $25,491,000)	25,491,000

Total Investments 97.3% (Cost $46,646,547)	48,258,823

Foreign Currency 0.0% (Cost $18,053)	18,092

Other Assets in Excess of Liabilities 2.7%	1,357,933

Net Assets 100.0%	$49,634,848

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Affiliated Fund

REIT—Real Estate Investment Trust

Forward Foreign Currency Contracts Outstanding as of June 30, 2009:

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Long Contracts:
Australian Dollar
1,208,461 expiring 07/16/09	US $	$972,787	$7,529
170,319 expiring 07/16/09	US $	137,103	1,473

			9,002

Canadian Dollar
2,325,355 expiring 07/16/09	US $	1,999,319	(57,062)
151,688 expiring 07/16/09	US $	130,420	(3,462)
26,904 expiring 07/16/09	US $	23,132	(258)

			(60,782)

Euro
200,630 expiring 07/16/09	US $	281,456	1,317
303,259 expiring 07/16/09	US $	425,432	4,266
147,694 expiring 07/16/09	US $	207,195	2,089
118,544 expiring 07/16/09	US $	166,302	2,302
3,683,510 expiring 07/16/09	US $	5,167,474	52,183

			62,157

Hong Kong Dollar
2,264,462 expiring 07/16/09	US $	292,219	(22)

Japanese Yen
751,144,037 expiring 07/16/09	US $	7,798,431	27,199
8,028,337 expiring 07/16/09	US $	83,351	(509)

			26,690

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Long Contracts: (continued)
Norwegian Krone
2,955,459 expiring 07/16/09	US $	$459,458	$(869)
365,791 expiring 07/16/09	US $	56,866	446

			(423)

Pound Sterling
1,215,598 expiring 07/16/09	US $	1,999,881	1,801
94,601 expiring 07/16/09	US $	155,636	138
50,803 expiring 07/16/09	US $	83,581	73
47,849 expiring 07/16/09	US $	78,721	174

			2,186

Singapore Dollar
181,908 expiring 07/16/09	US $	125,573	834

Swedish Krona
6,223,551 expiring 07/16/09	US $	806,686	28,801

Swiss Franc
167,982 expiring 07/16/09	US $	154,629	(242)
136,916 expiring 07/16/09	US $	126,032	(836)

			(1,078)

Total Long Contracts			67,365

Short Contracts:
Euro
171,305 expiring 07/16/09	US $	240,319	(1,682)

Swedish Krona
2,148,114 expiring 07/16/09	US $	278,435	(4,257)
5,561,708 expiring 07/16/09	US $	720,900	(11,077)
579,171 expiring 07/16/09	US $	75,071	(2,098)

			(17,432)

Swiss Franc
95,999 expiring 07/16/09	US $	88,368	(940)

Total Short Contracts			(20,054)

Total Forward Foreign Currency Contracts			$47,311

Futures contracts outstanding as of June 30, 2009:

		Unrealized
		Appreciation/
	Contracts	Depreciation

Long Contracts:
ASX SPI 200 Index Futures, September 2009 (Current Notional Value of $78,586 per contract)	13	$(13,001)
Australian Treasury Bond 10-Year Futures, September 2009 (Current Notional Value of $83,648 per contract)	10	7,493
Dow Jones EURO STOXX 50 Index Futures, September 2009 (Current Notional Value of $33,640 per contract)	29	(5,509)
FTSE 100 Index Futures, September 2009 (Current Notional Value of $69,395 per contract)	10	(9,887)
German Euro Bond Futures, September 2009 (Current Notional Value of $169,857 per contract)	19	47,646
Hang Seng Index Futures, July 2009 (Current Notional Value of $118,838 per contract)	3	5,649
JGB Mini 10-Year Futures, September 2009 (Current Notional Value of $143,458 per contract)	26	43,487
S&P 500 E-Mini Index Futures, September 2009 (Current Notional Value of $45,775 per contract)	52	2,283
S&P Midcap 400 E-Mini Index Futures, September 2009 (Current Notional Value of $57,670 per contract)	39	21,881
S&P/TSE 60 Index Futures, September 2009 (Current Notional Value of $107,828 per contract)	12	(23,415)
SGX MSCI Singapore Index Futures, July 2009 (Current Notional Value of $38,525 per contract)	9	466
TOPIX Index Futures, September 2009 (Current Notional Value of $95,967 per contract)	32	12,904
U.S. Treasury Notes 10-Year Futures, September 2009 (Current Notional Value of $116,266 per contract)	2	(1,834)
UK Long Gilt Bond Futures, September 2009 (Current Notional Value of $194,265 per contract)	7	1,883

Total Futures Contracts	263	$90,046

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s investments carried at value.

		Level 2	Level 3		Percent of
	Level 1	Other Significant	Significant		Net
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Assets

Assets:
Common and Preferred Stocks
Pharmaceuticals	$996,051	$707,946	$—	$1,703,997	3.4%
Diversified Banks	222,994	879,809	—	1,102,803	2.2
Integrated Oil & Gas	615,312	484,633	—	1,099,945	2.2
Integrated Telecommunication Services	570,832	368,254	—	939,086	1.9
Computer Hardware	487,721	—	—	487,721	1.0
Electric Utilities	219,281	253,197	—	472,478	1.0
Packaged Foods & Meats	100,712	362,011	—	462,723	0.9
Systems Software	443,288	—	—	443,288	0.9
Other Diversified Financial Services	384,657	31,534	—	416,191	0.8
Industrial Conglomerates	274,926	105,379	—	380,305	0.8
Communications Equipment	256,197	108,998	—	365,195	0.7
Health Care Equipment	264,377	92,782	—	357,159	0.7
Multi-Utilities	142,279	206,475	—	348,754	0.7
Aerospace & Defense	246,656	56,930	—	303,586	0.6
Tobacco	156,831	116,254	—	273,085	0.6
Biotechnology	244,482	4,562	—	249,044	0.5
Hypermarkets & Super Centers	206,922	37,344	—	244,266	0.5
Soft Drinks	236,766	—	—	236,766	0.5
Household Products	197,931	27,619	—	225,550	0.5
Movies & Entertainment	160,767	40,698	—	201,465	0.4
Multi-Line Insurance	12,235	188,067	—	200,302	0.4
Wireless Telecommunication Services	40,290	157,401	—	197,691	0.4
Application Software	36,610	148,675	—	185,285	0.4
Semiconductors	173,738	4,449	—	178,187	0.4
Automobile Manufacturers	7,891	160,340	—	168,231	0.3
Diversified Capital Markets	—	161,159	—	161,159	0.3
Diversified Chemicals	34,570	108,346	—	142,916	0.3
Data Processing & Outsourced Services	139,456	—	—	139,456	0.3
Asset Management & Custody Banks	121,662	16,524	—	138,186	0.3
Diversified Metals & Mining	21,065	113,789	—	134,854	0.3
Oil & Gas Equipment & Services	108,039	18,274	—	126,313	0.3
Food Retail	23,415	95,260	—	118,675	0.2
Life & Health Insurance	55,586	62,740	—	118,326	0.2
Oil & Gas Exploration & Production	101,084	14,358	—	115,442	0.2
Investment Banking & Brokerage	109,512	5,156	—	114,668	0.2
Drug Retail	111,521	—	—	111,521	0.2
Property & Casualty Insurance	106,063	2,197	—	108,260	0.2
Industrial Machinery	56,028	45,502	—	101,530	0.2
Restaurants	80,189	15,915	—	96,104	0.2
Heavy Electrical Equipment	—	91,505	—	91,505	0.2
Broadcasting & Cable TV	75,869	15,144	—	91,013	0.2
Managed Health Care	88,373	—	—	88,373	0.2
Home Improvement Retail	79,387	5,872	—	85,259	0.2
Health Care Services	44,809	39,942	—	84,751	0.2
Internet Software & Services	82,926	—	—	82,926	0.2
Fertilizers & Agricultural Chemicals	49,034	31,119	—	80,153	0.2
Railroads	68,039	—	—	68,039	0.1
Electrical Components & Equipment	36,986	31,029	—	68,015	0.1
Apparel, Accessories & Luxury Goods	10,911	56,471	—	67,382	0.1
Construction & Farm Machinery & Heavy Trucks	49,346	17,673	—	67,019	0.1
Air Freight & Logistics	50,230	15,878	—	66,108	0.1
Distillers & Vintners	—	65,153	—	65,153	0.1
IT Consulting & Other Services	28,086	32,901	—	60,987	0.1
Construction & Engineering	11,713	48,728	—	60,441	0.1
Consumer Finance	58,798	—	—	58,798	0.1

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

		Level 2	Level 3		Percent of
	Level 1	Other Significant	Significant		Net
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Assets

Common and Preferred Stocks (Continued)
Steel	$22,843	$35,495	$—	$58,338	0.1%
Brewers	4,233	52,934	—	57,167	0.1
Industrial Gases	27,780	27,171	—	54,951	0.1
Diversified REIT’s	4,593	49,501	—	54,094	0.1
Apparel Retail	16,712	34,782	—	51,494	0.1
Reinsurance	—	51,069	—	51,069	0.1
Publishing	6,022	41,433	—	47,455	0.1
Health Care Supplies	3,052	44,110	—	47,162	0.1
Specialty Chemicals	16,653	23,986	—	40,639	0.1
Regional Banks	40,168	—	—	40,168	0.1
General Merchandise Stores	34,669	—	—	34,669	0.1
Computer Storage & Peripherals	31,729	2,214	—	33,943	0.1
Personal Products	11,001	20,178	—	31,179	0.1
Health Care Distributors	30,708	—	—	30,708	0.1
Oil & Gas Drilling	30,569	—	—	30,569	0.1
Consumer Electronics	—	30,511	—	30,511	0.1
Department Stores	12,078	16,716	—	28,794	0.1
Hotels, Resorts & Cruise Lines	12,161	16,567	—	28,728	0.1
Life Sciences Tools & Services	28,634	—	—	28,634	0.1
Broadcasting—Diversified	22,476	4,716	—	27,192	0.1
Construction Materials	4,310	20,623	—	24,933	0.1
Environmental & Facilities Services	18,483	6,450	—	24,933	0.1
Agricultural Products	24,764	—	—	24,764	0.0	*
Gold	24,522	—	—	24,522	0.0	*
Specialized Finance	7,491	16,244	—	23,735	0.0	*
Oil & Gas Storage & Transportation	22,726	—	—	22,726	0.0	*
Semiconductor Equipment	14,667	7,917	—	22,584	0.0	*
Diversified Commercial & Professional Services	4,894	17,138	—	22,032	0.0	*
Insurance Brokers	21,986	—	—	21,986	0.0	*
Advertising	6,316	15,488	—	21,804	0.0	*
Multi-Sector Holdings	—	20,551	—	20,551	0.0	*
Building Products	—	18,599	—	18,599	0.0	*
Independent Power Producers & Energy Traders	9,898	8,210	—	18,108	0.0	*
Gas Utilities	9,546	8,510	—	18,056	0.0	*
Real Estate Management & Development	—	17,777	—	17,777	0.0	*
Footwear	15,534	—	—	15,534	0.0	*
Marine	—	15,490	—	15,490	0.0	*
Human Resource & Employment Services	—	13,999	—	13,999	0.0	*
Food Distributors	13,488	—	—	13,488	0.0	*
Oil & Gas Refining & Marketing	13,085	—	—	13,085	0.0	*
Specialized REIT’s	12,936	—	—	12,936	0.0	*
Retail REIT’s	12,553	—	—	12,553	0.0	*
Computer & Electronics Retail	12,248	—	—	12,248	0.0	*
Home Entertainment Software	11,922	—	—	11,922	0.0	*
Metal & Glass Containers	9,487	1,559	—	11,046	0.0	*
Specialty Stores	10,604	—	—	10,604	0.0	*
Highways & Railtracks	—	10,267	—	10,267	0.0	*
Paper Products	4,539	5,558	—	10,097	0.0	*
Electronic Equipment Manufacturers	9,482	—	—	9,482	0.0	*
Thrifts & Mortgage Finance	9,133	—	—	9,133	0.0	*
Data Processing & Outsourced Services	8,860	—	—	8,860	0.0	*
Auto Parts & Equipment	8,688	—	—	8,688	0.0	*
Trucking	3,053	5,489	—	8,542	0.0	*
Casinos & Gaming	3,180	5,312	—	8,492	0.0	*
Internet Retail	8,366	—	—	8,366	0.0	*
Tires & Rubber	—	7,716	—	7,716	0.0	*
Leisure Products	7,239	—	—	7,239	0.0	*
Healthcare	7,224	—	—	7,224	0.0	*
Education Services	7,112	—	—	7,112	0.0	*
Trading Companies & Distributors	3,317	3,594	—	6,911	0.0	*
Coal & Consumable Fuels	6,792	—	—	6,792	0.0	*

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

		Level 2	Level 3		Percent of
	Level 1	Other Significant	Significant		Net
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Assets

Common and Preferred Stocks (Continued)
Commodity Chemicals	$—	$6,581	$—	$6,581	0.0	*%
Home Furnishing Retail	6,150	—	—	6,150	0.0	*
Mortgage REIT’s	6,056	—	—	6,056	0.0	*
Office Electronics	3,888	1,888	—	5,776	0.0	*
Electronic Manufacturing Services	5,577	—	—	5,577	0.0	*
Aluminum	5,165	—	—	5,165	0.0	*
Cable & Satellite	2,783	2,144	—	4,927	0.0	*
Alternative Carriers	—	4,870	—	4,870	0.0	*
Office	4,770	—	—	4,770	0.0	*
Office Services & Supplies	4,761	—	—	4,761	0.0	*
Residential REIT’s	4,446	—	—	4,446	0.0	*
Household Appliances		4,205	—	4,205	0.0	*
Automotive Retail	4,149	—	—	4,149	0.0	*
Airlines	—	4,060	—	4,060	0.0	*
Housewares & Specialties	3,474	—	—	3,474	0.0	*
Specialized Consumer Services	3,446	—	—	3,446	0.0	*
Distributors	3,356	—	—	3,356	0.0	*
Motorcycle Manufacturers	3,242	—	—	3,242	0.0	*
Research & Consulting Services	—	3,108	—	3,108	0.0	*
Water Utilities	—	3,102	—	3,102	0.0	*
Forest Products	3,043	—	—	3,043	0.0	*
Catalog Retail	—	3,002	—	3,002	0.0	*
Utility	—	2,268	—	2,268	0.0	*
Industrial REIT’s	1,612	—	—	1,612	0.0	*
Investment Companies	6,913,359	—	—	6,913,359
United States Government Agency Obligations	—	194,483	—	194,483
Short-Term Investments	—	25,491,000	—	25,491,000
Forward Foreign Currency Contracts	—	130,625	—	130,625
Futures Contracts	98,675	—	—	98,675

Total Assets	$16,304,921	$32,183,202	$—	$48,488,123

Liabilities:
Forward Foreign Currency Contracts	$—	$(83,314)	$—	$(83,314)
Futures Contracts	(8,629)	—	—	(8,629)

Total Liability	$(8,629)	$(83,314)	$—	$(91,943)

Total	$16,296,292	$32,099,888	$—	$48,396,180

*	Amount is less than 0.1%.

Summary of Long-Term Investments by industry classification as a percentage of net assets totals to 31.6%.

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $46,646,547) (including repurchase agreements of $25,491,000)	$48,258,823
Foreign Currency (Cost $18,053)	18,092
Restricted Cash	1,104,154
Cash	183
Receivables:
Portfolio Shares Sold	202,215
Variation Margin on Futures	98,675
Dividends	46,837
Interest	2,486
Investments Sold	209
Forward Foreign Currency Contracts	130,625
Unamortized Offering Costs	71,575
Other	1,112

Total Assets	49,934,986

Liabilities:
Payables:
Investments Purchased	86,648
Offering Costs	53,026
Distributor and Affiliates	18,984
Portfolio Shares Repurchased	12,646
Variation Margin on Futures	8,629
Investment Advisory Fee	2,092
Forward Foreign Currency Contracts	83,314
Trustees’ Deferred Compensation and Retirement Plans	259
Accrued Expenses	34,540

Total Liabilities	300,138

Net Assets	$49,634,848

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$46,270,537
Net Unrealized Appreciation	1,750,493
Accumulated Net Realized Gain	1,525,522
Accumulated Undistributed Net Investment Income	88,296

Net Assets	$49,634,848

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $110,234 and 10,000 shares of beneficial interest issued and outstanding)	$11.02

Class II Shares (Based on net assets of $49,524,614 and 4,496,993 shares of beneficial interest issued and outstanding)	$11.01

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Statements  continued

Statement of Operations
For the Period January 23, 2009 (Commencement of Operations) to June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $15,132)	$216,457
Interest	18,997

Total Income	235,454

Expenses:
Investment Advisory Fee	96,044
Offering Costs	53,425
Distribution (12b-1) and Service Fees	31,905
Custody	22,310
Professional Fees	17,770
Accounting and Administrative Expenses	17,551
Reports to Shareholders	12,396
Transfer Agent Fees	8,286
Trustees’ Fees and Related Expenses	1,577
Other	3,559

Total Expenses	264,823
Expense Reduction	117,665

Net Expenses	147,158

Net Investment Income	$88,296

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(3,850)
Futures	1,235,364
Forward Foreign Currency Contracts	17,369
Foreign Currency Transactions	276,639

Net Realized Gain	1,525,522

Unrealized Appreciation/Depreciation:
Beginning of the Period:	-0-

End of the Period:
Investments	1,612,276
Futures	90,046
Forward Foreign Currency Contracts	47,311
Foreign Currency Translation	860

1,750,493

Net Unrealized Appreciation During the Period	1,750,493

Net Realized and Unrealized Gain	$3,276,015

Net Increase in Net Assets From Operations	$3,364,311

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
January 23, 2009
(Commencement of
Operations) to
June 30, 2009

From Investment Activities:
Operations:
Net Investment Income	$88,296
Net Realized Gain	1,525,522
Net Unrealized Appreciation During the Period	1,750,493

Change in Net Assets from Operations	3,364,311

Net Change in Net Assets from Investment Activities	3,364,311

From Capital Transactions:
Proceeds from Shares Sold	46,770,510
Cost of Shares Repurchased	(499,973)

Net Change in Net Assets from Capital Transactions	46,270,537

Total Increase in Net Assets	49,634,848
Net Assets:
Beginning of the Period:	-0-

End of the Period (Including accumulated undistributed net investment income of $88,296)	$49,634,848

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the period indicated.

	January 23, 2009
	(Commencement of
	Operations) to
Class I Shares	June 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.0	)(b)
Net Realized and Unrealized Gain	1.02

Total from Investment Operations	1.02

Net Asset Value, End of the Period	$11.02

Total Return*	10.30%	**
Net Assets at End of the Period (In thousands)	$110.2
Ratio of Expenses to Average Net Assets*	0.90%
Ratio of Net Investment Loss to Average Net Assets*	(0.03%	)
Portfolio Turnover	15%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.84%
Ratio of Net Investment Loss to Average Net Assets	(0.98%	)

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the period indicated.

January 23, 2009
(Commencement of
Operations) to
Class II Shares	June 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.03
Net Realized and Unrealized Gain	0.98

Total from Investment Operations	1.01

Net Asset Value, End of the Period	$11.01

Total Return* (b)	10.10% **
Net Assets at End of the Period (In millions)	$49.5
Ratio of Expenses to Average Net Assets*	1.15%
Ratio of Net Investment Income to Average Net Assets	0.69%
Portfolio Turnover	15% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.07%
Ratio of Net Investment Loss to Average Net Assets	(0.23% )

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital appreciation over time by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers. The Portfolio commenced investment operations on January 23, 2009. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. Fixed income investments are stated at value using market quotations on indications of value obtained from an independent pricing service. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Future contracts are valued at the settlement price each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense“ and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.
At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$46,689,756

Gross tax unrealized appreciation	$1,865,718
Gross tax unrealized depreciation	(296,651)

Net tax unrealized appreciation on investments	$1,569,067

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date. There were no taxable distributions paid during the period ended June 30, 2009.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to was sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expense are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events In accordance with the provisions set forth in the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Portfolio’s financial statements or require disclosure in the Fund’s financial statements.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	.75%
Next $750 million	.70%
Over $1.5 billion	.65%

The Portfolio’s Adviser is currently waiving or reimbursing all or a portion of the Portfolio’s advisory fees or other expenses. This resulted in net expense ratios of 0.90% and 1.15% for Classes I and II Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the period ended June 30, 2009, the Adviser waived or reimbursed approximately $117,700 of advisory fees or other expenses.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

For the period ended June 30, 2009, the Portfolio recognized expenses of approximately $6,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For period ended June 30, 2009, the Portfolio recognized expenses of approximately $5,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended June 30, 2009, the Portfolio recognized expenses of approximately $6,800 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,100 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
At June 30, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class I and 1,990,000 shares of Class II.

3. Capital Transactions
For the period ended June 30, 2009, transactions were as follows:

	Shares	Value

Sales:
Class I	10,000	$100,000
Class II	4,543,789	46,670,510

Total Sales	4,553,789	$46,770,510

Repurchases:
Class I	-0-	$-0-
Class II	(46,796)	(499,973)

Total Repurchases	(46,796)	$(499,973)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government Securities, were $22,942,221 and $1,975,776, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government Securities for the period were $196,217 and $-0-, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to manage the Portfolio’s foreign currency exposure or to generate potential gain. All of the Portfolio’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are specific types of derivative financial instruments used by the Portfolio.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
During the period ended June 30, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $62,908,597 and $6,695,384, respectively.

B. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in futures of equity indices or treasury bonds or notes. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into Futures contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchanges clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against defaults. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.
Transactions in futures contracts for the period ended June 30, 2009, were as follows:

Contracts

Outstanding at January 23, 2009 (Commencement of Operations)	-0-
Futures Opened	800
Futures Closed	(537)

Outstanding at June 30, 2009	263

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 23, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.
The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of June 30, 2009.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$100,509	Variation Margin on Futures	$(1,834)
Equity Contracts	Variation Margin on Futures	43,183	Variation Margin on Futures	(51,812)
Foreign Exchange Contracts	Forward Foreign Currency Contracts	130,625	Forward Foreign Currency Contracts	(83,314)

Total		$274,317		$(136,960)

The following tables set forth by primary risk exposures the Fund’s realized gains/losses and change in unrealized gains/losses by type of derivative contract for the period ended April 30, 2009 in accordance with FAS 161.

Amount of Realized Gain/(Loss) on Derivative Contracts

		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Interest Rate Contracts	$(248,488)	$0	$(248,488)
Equity Contracts	1,483,852	0	1,483,852
Foreign Exchange Contracts	0	17,369	17,369

Total	$1,235,364	$17,369	$1,252,733

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts

		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Interest Rate Contracts	$98,676	$0	$98,676
Equity Contracts	(8,630)	0	(8,630)
Foreign Exchange Contracts	0	47,311	47,311

Total	$90,046	$47,311	$137,357

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

6. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

7. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITSANGTAA 08/09
IU09-03516P-Y06/09

SEMIANNUAL REPORT

June 30, 2009

Van Kampen Life Investment Trust Growth and Income Portfolio

Privacy Notice information on the back.

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Growth and Income Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of June 30, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 06/30/09 (Unaudited)

Average Annual	Class I Shares	Class II Shares
Total Returns	since 12/23/96	since 9/18/00

Since Inception	6.02%	0.79%

10-year	2.47	—

5-year	–0.45	–0.70

1-year	–23.14	–23.36

6-month	–0.98	–1.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Portfolio Report
For the six-month period ended June 30, 2009

Market Conditions

The stock market began to rebound during the six-month period ended June 30, 2009, with the second quarter of 2009 marking the first positive quarterly return in the broad market (as measured by the S&P 500® Index) since the third quarter of 2007. We saw the first signs of downward pressure on the market moderating somewhat in December of 2008. But sentiment quickly worsened again in early 2009 based on the combination of dismal fourth quarter corporate earnings reported in January, downward revision of the fourth quarter gross domestic product (GDP) growth rate, bleak outlooks from company managements, another month of rising job losses, and a record low in consumer confidence in February. After months of anticipating how the incoming presidential administration might manage the financial crisis, investors found little solace in the initial bank recovery plan proposed by the new Treasury secretary. Against this backdrop, the market continued to fall in January and February.

Some positive news in March from the economic, corporate, and policy fronts led the market in the direction of a rally.

•	Given the market’s extremely oversold conditions, investors appeared to accept that although the economy was still mired in recession, at least its rate of decline might be slowing. Preliminary estimates reported during the period showed first quarter GDP growth fell at an annual rate of 5.5 percent, compared to 6.3 percent in the previous quarter. During this period inflation concerns also began to resurface—driven largely by the federal government’s spending proposals, increased oil prices, and importantly, the sell-off in Treasuries as it appeared that the economy may have seen the worst.

•	Improving news on the corporate front including enhanced profitability at some of the large banks, consolidations in the pharmaceuticals industry and improving retail sales bolstered investors’ confidence. Additionally, the first quarter 2009 earnings season went better than expected as many companies beat analysts’ subdued expectations.

•	Finally, policy actions announcements on the margin were positively received and began to make an impact, as the Treasury and Federal Reserve announced plans to buy longer-dated Treasury securities, thereby keeping those rates lower (a positive for the mortgage market and homeowners), and also announced plans to support structures which would remove “toxic” assets from banks’ portfolios.

In the context of this six-month period, the large-cap value universe, as represented by the Russell 1000® Value Index (the “Index”), fell 2.87 percent.

Performance Analysis

All share classes of Van Kampen LIT Growth and Income Portfolio outperformed the Russell 1000® Value Index (the “Index”) for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Strong performance in three important sectors were the largest contributors to the Portfolio’s overall outperformance of the Index during the period:

•	Health care was the largest driver of outperformance during the period. The Portfolio has historically maintained an overweight in the sector; however, over the past six months the weight has declined. Most of the exposure in health care has been in the pharmaceutical industry and the Portfolio benefited from holding two companies at the time it was announced they were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the past year—driven by stronger relative fundamentals and the recent merger and acquisition tailwind in pharmaceuticals, as well as by concerns surrounding the uncertainty of health care reform under the new administration—we reduced the Fund’s exposure in the sector and used the proceeds to invest in other areas we believe have better risk/reward opportunity for our investors.

•	The energy sector also contributed positively to Portfolio performance. Throughout the past six months, we had been increasing the Portfolio’s position in the sector. The price of oil reached historically high levels in mid-2008 and subsequently declined in the second half of the year. As the price declined, we took the opportunity to add to existing positions in the Portfolio, as well as purchase energy stocks that focused on exploration and production. The Portfolio also benefited in the energy sector from limited exposure to integrated oil companies. While we continue to monitor the price fluctuations of oil, our focus is always on the fundamentals of the companies within the sector and tilting risk/reward scales in our favor.

•	Consumer discretionary also aided Portfolio performance over the past six months. The Portfolio has maintained an overweight in the sector and the overweight has primarily been concentrated in media stocks. These stocks helped the Portfolio during the period as other investors began to recognize their attractive relative value. We continue to focus on the consumer discretionary sector and media stocks because

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they continue to exhibit some of the value characteristics we seek as investors.

Although the Portfolio outperformed the Index, we did have some areas that were detrimental to overall performance.

•	Financials were the largest detractor from relative performance for the period. The Portfolio has maintained a significant underweight in the sector versus the Index for some time. This underweight benefited the Portfolio significantly in 2007 and 2008. However, over the past six months, and especially since March, financial stocks have rebounded from their earlier dramatic decline. The Portfolio has exposure to financials but its exposure has been focused on financial companies we believe possess conservative balance sheets and have appropriate risk/return characteristics—and these companies did not participate in the rally to the degree that others in the sector did. In particular, the Portfolio is underexposed to the banks and diversified financials that rebounded most strongly during the period. The Portfolio’s underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence. In addition, the Portfolio held an insurance brokerage company we believe offers very attractive risk/return characteristics, but underperformed during the period.

•	The utility sector also negatively impacted performance. The Portfolio held an electric power company that announced a secondary offering of common stock in order to help manage its debt; this was not well received by the market as the secondary offering dilutes existing shareholders’ ownership.

Market Outlook

In our view, the recent market bounce off the bottom has in many ways been similar to other cyclical bounces—most everything appreciated fairly materially, and many of the names that had sold off the most, in turn rebounded the most. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas recently one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving/good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

The past six months have been an extremely challenging environment for investors. In addition to the great swings in valuation, we have had, and continue to have, the prospect of relatively significant changes in both the financial and political landscapes. Throughout all of this, we focus on one constant—the investment philosophy underlying our stock selection process. We continue to seek out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving, etc.) and may take the form of growth, consolidation within an industry/sector, a management change, or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) can be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward our investors’ downside, while offering our investors the potential opportunity to outperform the market.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the six-month period ended June 30, 2009

		Russell 1000®
Class I	Class II	Value Index

–0.98%	–1.11%	–2.87%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for performance information and index definition.

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Top Ten Holdings as of 6/30/09 (Unaudited)

JPMorgan Chase & Co.	5.4%
Marsh & McLennan Cos., Inc.	3.4
Occidental Petroleum Corp.	2.6
Time Warner, Inc.	2.6
Verizon Communications, Inc.	2.6
Viacom, Inc., Class B	2.5
Cadbury PLC	2.5
eBay, Inc.	2.4
American Electric Power Co., Inc.	2.3
Home Depot, Inc.	2.2

Summary of Investments by Industry Classification
as of 6/30/09 (Unaudited)

Integrated Oil & Gas	9.3%
Other Diversified Financial Services	6.5
Pharmaceuticals	6.4
Movies & Entertainment	5.2
Packaged Foods & Meats	4.5
Electric Utilities	4.4
Industrial Conglomerates	3.8
Insurance Brokers	3.4
Property & Casualty Insurance	3.4
Oil & Gas Exploration & Production	3.1
Health Care Equipment	2.6
Integrated Telecommunication Services	2.6
Internet Software & Services	2.4
Regional Banks	2.3
Home Improvement Retail	2.2
Computer Hardware	1.9
Broadcasting & Cable TV	1.8
Industrial Machinery	1.8
Communications Equipment	1.7
Semiconductor Equipment	1.6
Oil & Gas Equipment & Services	1.5
Consumer Electronics	1.5
Investment Banking & Brokerage	1.5
Diversified Chemicals	1.4
Gold	1.4
Human Resource & Employment Services	1.3
Aerospace & Defense	1.2
Semiconductors	1.2
Electronic Equipment Manufacturers	1.1
Personal Products	1.1
Diversified Banks	1.1
Drug Retail	1.0
Diversified Metals & Mining	0.9
Broadcasting—Diversified	0.9
Restaurants	0.9
Department Stores	0.8
Health Care Distributors	0.8
Soft Drinks	0.7
Auto Parts & Equipment	0.7
Apparel Retail	0.6
Tobacco	0.5
Motorcycle Manufacturers	0.5
Hypermarkets & Super Centers	0.4
Reinsurance	0.3
Computer Storage & Peripherals	0.3
Systems Software	0.3
Asset Management & Custody Banks	0.2

Total Long-Term Investments	95.0
Total Repurchase Agreements	4.4

Total Investments	99.4
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.6

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

5

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class I
Actual	$1,000.00	$990.16	$3.06
Hypothetical	1,000.00	1,021.72	3.11
(5% annual return before expenses)
Class II
Actual	1,000.00	988.88	4.29
Hypothetical	1,000.00	1,020.48	4.36
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.62% and 0.87% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

6

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio’s investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio’s shareholders, and the propriety of existing and alternative breakpoints in the portfolio’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio and changes made in the portfolio’s portfolio management team over time. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio’s overall expense ratio. The portfolio

7

discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio’s expense ratio and particularly the portfolio’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

8

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 95.0%
Aerospace & Defense 1.2%
General Dynamics Corp.	177,100	$9,809,569
Raytheon Co.	152,800	6,788,904

		16,598,473

Apparel Retail 0.6%
Gap, Inc.	515,500	8,454,200

Asset Management & Custody Banks 0.2%
State Street Corp.	64,200	3,030,240

Auto Parts & Equipment 0.7%
Autoliv, Inc.	321,800	9,258,186

Broadcasting & Cable TV 1.8%
Comcast Corp., Class A	1,718,709	24,904,093

Broadcasting—Diversified 0.9%
Time Warner Cable, Inc.	393,513	12,462,557

Communications Equipment 1.7%
Cisco Systems, Inc. (a)	1,228,770	22,904,273

Computer Hardware 1.9%
Hewlett-Packard Co.	654,275	25,287,729

Computer Storage & Peripherals 0.3%
EMC Corp. (a)	328,190	4,299,289

Consumer Electronics 1.5%
Sony Corp.—ADR (Japan)	794,220	20,538,529

Department Stores 0.8%
Macy’s, Inc.	975,220	11,468,587

Diversified Banks 1.1%
Comerica, Inc.	134,200	2,838,330
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan) (b)	439,557	2,698,880
Mizuho Financial Group, Inc.—ADR (Japan)	951,526	4,386,535
Sumitomo Mitsui Financial Group, Inc. (Japan)	118,100	4,775,773

		14,699,518

Diversified Chemicals 1.4%
Bayer AG—ADR (Germany)	361,960	19,404,314

Diversified Metals & Mining 0.9%
Freeport-McMoRan Copper & Gold, Inc.	258,400	12,948,424

Drug Retail 1.0%
Walgreen Co.	457,600	13,453,440

Electric Utilities 4.4%
American Electric Power Co., Inc.	1,080,181	31,206,429
Entergy Corp.	179,778	13,936,391
FirstEnergy Corp.	385,860	14,952,075

		60,094,895

Electronic Equipment Manufacturers 1.1%
Agilent Technologies, Inc. (a)	773,100	15,701,661

Gold 1.4%
Newmont Mining Corp.	452,110	18,477,736

Health Care Distributors 0.8%
Cardinal Health, Inc.	336,600	10,283,130

Health Care Equipment 2.6%
Boston Scientific Corp. (a)	1,546,250	15,678,975
Covidien PLC (Ireland)	524,422	19,634,360

		35,313,335

Home Improvement Retail 2.2%
Home Depot, Inc.	1,294,020	30,577,693

Human Resource & Employment Services 1.3%
Manpower, Inc.	222,910	9,438,009
Robert Half International, Inc.	352,000	8,314,240

		17,752,249

Hypermarkets & Super Centers 0.4%
Wal-Mart Stores, Inc.	99,230	4,806,701

Industrial Conglomerates 3.8%
General Electric Co.	1,149,400	13,470,968
Siemens AG—ADR (Germany)	286,450	19,819,475
Tyco International Ltd. (Switzerland)	718,862	18,676,035

		51,966,478

Industrial Machinery 1.8%
Dover Corp.	330,735	10,944,021
Ingersoll-Rand PLC (Ireland)	645,287	13,486,498

		24,430,519

Insurance Brokers 3.4%
Marsh & McLennan Cos., Inc.	2,332,661	46,956,466

Integrated Oil & Gas 9.3%
BP PLC—ADR (United Kingdom)	357,320	17,037,018
ConocoPhillips	187,260	7,876,155
Exxon Mobil Corp.	353,010	24,678,929
Hess Corp.	219,700	11,808,875
Occidental Petroleum Corp.	548,070	36,068,487
Royal Dutch Shell PLC—ADR (United Kingdom)	577,180	28,968,664

		126,438,128

Integrated Telecommunication Services 2.6%
Verizon Communications, Inc.	1,135,919	34,906,791

Internet Software & Services 2.4%
eBay, Inc. (a)	1,902,450	32,588,968

Investment Banking & Brokerage 1.5%
Charles Schwab Corp.	1,150,496	20,179,700

Motorcycle Manufacturers 0.5%
Harley-Davidson, Inc.	424,142	6,875,342

Movies & Entertainment 5.2%
Time Warner, Inc.	1,427,003	35,946,206
Viacom, Inc., Class B (a)	1,516,530	34,425,231

		70,371,437

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Oil & Gas Equipment & Services 1.5%
Schlumberger Ltd. (Netherlands Antilles)	355,390	$19,230,153
Smith International, Inc.	53,200	1,369,900

		20,600,053

Oil & Gas Exploration & Production 3.1%
Anadarko Petroleum Corp.	599,400	27,206,766
Devon Energy Corp.	265,440	14,466,480

		41,673,246

Other Diversified Financial Services 6.5%
Bank of America Corp.	1,128,700	14,898,840
JPMorgan Chase & Co.	2,159,002	73,643,558

		88,542,398

Packaged Foods & Meats 4.5%
Cadbury PLC—ADR (United Kingdom)	984,462	33,592,501
Unilever NV (Netherlands)	1,165,200	28,174,536

		61,767,037

Personal Products 1.1%
Estee Lauder Cos., Inc., Class A	474,920	15,515,636

Pharmaceuticals 6.4%
Abbott Laboratories	346,190	16,284,778
Bristol-Myers Squibb Co.	1,243,040	25,246,142
Pfizer, Inc.	455,300	6,829,500
Roche Holdings AG—ADR (Switzerland)	635,540	21,578,172
Schering-Plough Corp.	679,190	17,061,253

		86,999,845

Property & Casualty Insurance 3.4%
Chubb Corp.	513,663	20,484,881
Travelers Cos., Inc.	618,877	25,398,712

		45,883,593

Regional Banks 2.3%
BB&T Corp.	322,900	7,097,342
First Horizon National Corp. (a)	238,556	2,862,677
KeyCorp	795,563	4,168,750
PNC Financial Services Group, Inc.	452,270	17,552,599

		31,681,368

Reinsurance 0.3%
Transatlantic Holdings, Inc.	107,800	4,670,974

Restaurants 0.9%
Starbucks Corp. (a)	882,330	12,255,564

Semiconductor Equipment 1.6%
ASML Holding NV (Netherlands)	567,100	12,277,715
Lam Research Corp. (a)	389,941	10,138,466

		22,416,181

Semiconductors 1.2%
Intel Corp.	980,261	16,223,320

Soft Drinks 0.7%
Coca-Cola Co.	212,060	10,176,759

Systems Software 0.3%
Symantec Corp. (a)	244,546	3,805,136

Tobacco 0.5%
Philip Morris International, Inc.	159,970	6,977,891

Total Long-Term Investments 95.0% (Cost $1,461,471,237)		1,296,622,082

Repurchase Agreements 4.4%
Banc of America Securities ($3,371,566 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $3,371,572)		3,371,566
JPMorgan Chase & Co. ($56,946,993 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $56,947,072)		56,946,993
State Street Bank & Trust Co. ($441 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $441)		441

Total Repurchase Agreements 4.4% (Cost $60,319,000)		60,319,000

Total Investments 99.4% (Cost $1,521,790,237)		1,356,941,082

Foreign Currency 0.0% (Cost $21,224)		21,045

Other Assets in Excess of Liabilities 0.6%		7,568,833

Net Assets 100.0%		$1,364,530,960

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees. The total market value of these securities is $4,775,774.

(a)	Non-income producing security.

(b)	See Note 2 to the financial statements regarding investment in Mitsubishi UFJ Financial Group, Inc.—ADR (Japan).

ADR—American Depositary Receipt

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s investments carried at value.

		Level 2	Level 3
	Level 1	Other Significant	Significant
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Assets
Common Stocks
Aerospace & Defense	$16,598,473	$—	$—	$16,598,473
Apparel Retail	8,454,200	—	—	8,454,200
Asset Management & Custody Banks	3,030,240	—	—	3,030,240
Auto Parts & Equipment	9,258,186	—	—	9,258,186
Broadcasting & Cable TV	24,904,093	—	—	24,904,093
Broadcasting—Diversified	12,462,557	—	—	12,462,557
Communications Equipment	22,904,273	—	—	22,904,273
Computer Hardware	25,287,729	—	—	25,287,729
Computer Storage & Peripherals	4,299,289	—	—	4,299,289
Consumer Electronics	20,538,529	—	—	20,538,529
Department Stores	11,468,587	—	—	11,468,587
Diversified Banks	9,923,744	4,775,774	—	14,699,518
Diversified Chemicals	—	19,404,314	—	19,404,314
Diversified Metals & Mining	12,948,424	—	—	12,948,424
Drug Retail	13,453,440	—	—	13,453,440
Electric Utilities	60,094,895	—	—	60,094,895
Electronic Equipment Manufacturers	15,701,661	—	—	15,701,661
Gold	18,477,736	—	—	18,477,736
Health Care Distributors	10,283,130	—	—	10,283,130
Health Care Equipment	35,313,335	—	—	35,313,335
Home Improvement Retail	30,577,693	—	—	30,577,693
Human Resource & Employment Services	17,752,249	—	—	17,752,249
Hypermarkets & Super Centers	4,806,701	—	—	4,806,701
Industrial Conglomerates	51,966,478	—	—	51,966,478
Industrial Machinery	24,430,519	—	—	24,430,519
Insurance Brokers	46,956,466	—	—	46,956,466
Integrated Oil & Gas	126,438,128	—	—	126,438,128
Integrated Telecommunication Services	34,906,791	—	—	34,906,791
Internet Software & Services	32,588,968	—	—	32,588,968
Investment Banking & Brokerage	20,179,700	—	—	20,179,700
Motorcycle Manufacturers	6,875,342	—	—	6,875,342
Movies & Entertainment	70,371,437	—	—	70,371,437
Oil & Gas Equipment & Services	20,600,053	—	—	20,600,053
Oil & Gas Exploration & Production	41,673,246	—	—	41,673,246
Other Diversified Financial Services	88,542,398	—	—	88,542,398
Packaged Foods & Meats	28,174,536	33,592,501	—	61,767,037
Personal Products	15,515,636	—	—	15,515,636
Pharmaceuticals	65,421,673	21,578,172	—	86,999,845
Property & Casualty Insurance	45,883,593	—	—	45,883,593
Regional Banks	31,681,368	—	—	31,681,368
Reinsurance	4,670,974	—	—	4,670,974
Restaurants	12,255,564	—	—	12,255,564
Semiconductor Equipment	22,416,181	—	—	22,416,181
Semiconductors	16,223,320	—	—	16,223,320
Soft Drinks	10,176,759	—	—	10,176,759
Systems Software	3,805,136	—	—	3,805,136
Tobacco	6,977,891	—	—	6,977,891
Short-Term Investments	—	60,319,000	—	60,319,000

Total Assets	$1,217,271,321	$139,669,761	$—	$1,356,941,082

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,521,790,237)	$1,356,941,082
Foreign Currency (Cost $21,224)	21,045
Cash	389
Receivables:
Investments Sold	5,819,489
Portfolio Shares Sold	5,191,620
Dividends	1,285,738
Interest	85
Other	111,135

Total Assets	1,369,370,583

Liabilities:
Payables:
Investments Purchased	3,166,380
Investment Advisory Fee	643,257
Distributor and Affiliates	285,429
Portfolio Shares Repurchased	264,219
Trustees’ Deferred Compensation and Retirement Plans	200,929
Accrued Expenses	279,409

Total Liabilities	4,839,623

Net Assets	$1,364,530,960

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,785,779,008
Net Unrealized Depreciation	(164,849,334)
Accumulated Undistributed Net Investment Income	11,693,820
Accumulated Net Realized Loss	(268,092,534)

Net Assets	$1,364,530,960

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $130,848,201 and 9,906,222 shares of beneficial interest issued and outstanding)	$13.21

Class II Shares (Based on net assets of $1,233,682,759 and 93,398,827 shares of beneficial interest issued and outstanding)	$13.21

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $548,322)	$17,196,962
Interest	58,717

Total Income	17,255,679

Expenses:
Investment Advisory Fee	3,581,484
Distribution (12b-1) and Service Fees	1,412,953
Reports to Shareholders	103,748
Accounting and Administrative Expenses	100,846
Custody	42,048
Professional Fees	38,858
Trustees’ Fees and Related Expenses	25,309
Transfer Agent Fees	9,912
Registration Fees	206
Other	19,098

Total Expenses	5,334,462
Less Credits Earned on Cash Balances	702

Net Expenses	5,333,760

Net Investment Income	$11,921,919

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(131,181,627)
Futures	791,665
Foreign Currency Translations	(4,712)

Net Realized Loss	(130,394,674)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(264,837,237)

End of the Period:
Investments	(164,849,155)
Foreign Currency Translations	(179)

(164,849,334)

Net Unrealized Appreciation During the Period	99,987,903

Net Realized and Unrealized Loss	$(30,406,771)

Net Decrease in Net Assets from Operations	$(18,484,852)

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$11,921,919	$32,881,289
Net Realized Loss	(130,394,674)	(128,347,483)
Net Unrealized Appreciation/Depreciation During the Period	99,987,903	(575,114,709)

Change in Net Assets from Operations	(18,484,852)	(670,580,903)

Distributions from Net Investment Income:
Class I Shares	(3,665,701)	(4,559,334)
Class II Shares	(29,208,039)	(28,480,198)

	(32,873,740)	(33,039,532)

Distributions from Net Realized Gain:
Class I Shares	-0-	(7,651,701)
Class II Shares	-0-	(55,323,876)

	-0-	(62,975,577)

Total Distributions	(32,873,740)	(96,015,109)

Net Change in Net Assets from Investment Activities	(51,358,592)	(766,596,012)

From Capital Transactions:
Proceeds from Shares Sold	72,440,533	201,670,918
Net Asset Value of Shares Issued Through Dividend Reinvestment	32,873,740	96,015,109
Cost of Shares Repurchased	(71,597,353)	(256,071,854)

Net Change in Net Assets from Capital Transactions	33,716,920	41,614,173

Total Decrease in Net Assets	(17,641,672)	(724,981,839)
Net Assets:
Beginning of the Period	1,382,172,632	2,107,154,471

End of the Period (Including accumulated undistributed net investment income of $11,693,820 and $32,645,641, respectively)	$1,364,530,960	$1,382,172,632

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months
	Ended	Year Ended December 31,
Class I Shares	June 30, 2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.74	$21.36	$22.00	$20.49	$19.32	$17.06

Net Investment Income (a)	0.13	0.36	0.39	0.38	0.28	0.24
Net Realized and Unrealized Gain/Loss	(0.29)	(6.95)	0.16	2.75	1.59	2.19

Total from Investment Operations	(0.16)	(6.59)	0.55	3.13	1.87	2.43

Less:
Distributions from Net Investment Income	0.37	0.38	0.36	0.25	0.22	0.17
Distributions from Net Realized Gain	-0-	0.65	0.83	1.37	0.48	-0-

Total Distributions	0.37	1.03	1.19	1.62	0.70	0.17

Net Asset Value, End of the Period	$13.21	$13.74	$21.36	$22.00	$20.49	$19.32

Total Return	–0.98% *	–32.03%	2.80%	16.23%	9.99%	14.38%
Net Assets at End of the Period (In millions)	$130.8	$146.0	$263.5	$307.7	$312.4	$312.1
Ratio of Expenses to Average Net Assets	0.62%	0.61%	0.60%	0.60%	0.61%	0.62%
Ratio of Net Investment Income to Average Net Assets	2.13%	2.06%	1.80%	1.85%	1.44%	1.39%
Portfolio Turnover	29% *	50%	28%	28%	42%	48%

(a)	Based on average shares outstanding.

*	Non-Annualized

15
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months
	Ended	Year Ended December 31,
Class II Shares	June 30, 2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.71	$21.31	$21.96	$20.46	$19.29	$17.03

Net Investment Income (a)	0.12	0.32	0.34	0.32	0.23	0.20
Net Realized and Unrealized Gain/Loss	(0.30)	(6.94)	0.15	2.76	1.59	2.19

Total from Investment Operations	(0.18)	(6.62)	0.49	3.08	1.82	2.39

Less:
Distributions from Net Investment Income	0.32	0.33	0.31	0.21	0.17	0.13
Distributions from Net Realized Gain	-0-	0.65	0.83	1.37	0.48	-0-

Total Distributions	0.32	0.98	1.14	1.58	0.65	0.13

Net Asset Value, End of the Period	$13.21	$13.71	$21.31	$21.96	$20.46	$19.29

Total Return (b)	–1.11% *	–32.21%	2.52%	15.97%	9.72%	14.12%
Net Assets at End of the Period (In millions)	$1,233.7	$1,236.2	$1,843.7	$1,661.7	$1,247.5	$881.4
Ratio of Expenses to Average Net Assets	0.87%	0.86%	0.85%	0.85%	0.86%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.82%	1.54%	1.59%	1.18%	1.17%
Portfolio Turnover	29% *	50%	28%	28%	42%	48%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

*	Non-Annualized

16
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Life Investment Trust Growth and Income Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The Portfolio offers Class I and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on

17

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $60,998,232, which will expire on December 31, 2016.
At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,526,328,148

Gross tax unrealized appreciation	$106,619,791
Gross tax unrealized depreciation	(276,006,857)

Net tax unrealized depreciation on investments	$(169,387,066)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$46,739,880
Long-term capital gain	49,275,229

$96,015,109

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$32,874,586

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses recognized for tax purposes but not for book purposes, and the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Portfolio’s custody fee was reduced by $702 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

I. Reporting Subsequent Events In accordance with the provision set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent event existing in the Portfolio’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.60%
Over $500 million	.55%

18

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The Adviser has agreed to waive all expenses in excess of .75% of Class I Shares daily average net assets and 1.00% of Class II Shares daily average net assets. For the six months ended June 30, 2009, the Adviser did not waive any of its investment advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $25,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $46,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $111,100 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended June 30, 2009, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $47,617.
The Portfolio invests in Mitsubishi UFJ Financial Group, Inc.—ADR (Japan), an affiliate of the Adviser. A summary of the Portfolio’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

			Income	12/31/2008	6/30/2009
Investment	Purchase Cost	Sales Proceeds	Earned	Value	Value

Common Stocks Mitsubishi UFJ Financial Group, Inc. — ADR (Japan)	$-0-	$-0-	$-0-	$2,729,649	$2,698,880

Total	$-0-	$-0-	$-0-	$2,729,649	$2,698,880

3. Capital Transactions
For the six months ended June 30, 2009, and year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	701,327	$8,643,206	1,021,824	$17,877,163
Class II	5,134,708	63,797,327	10,638,523	183,793,755

Total Sales	5,836,035	$72,440,533	11,660,347	$201,670,918

Dividend Reinvestment:
Class I	298,024	$3,665,701	672,414	$12,211,035
Class II	2,372,708	29,208,039	4,614,762	83,804,074

Total Dividend Reinvestment	2,670,732	$32,873,740	5,287,176	$96,015,109

Repurchases:
Class I	(1,716,142)	$(20,994,716)	(3,405,551)	$(58,617,848)
Class II	(4,244,826)	(50,602,637)	(11,637,140)	(197,454,006)

Total Repurchases	(5,960,968)	$(71,597,353)	(15,042,691)	$(256,071,854)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $370,001,227 and $344,764,964, respectively.

19

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of it’s portfolio or to generate potential gain. All of the Portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Portfolio is subject to equity price risk, in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Portfolio bears the risk of securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to Portfolio since futures are exchange traded and the exchanges clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended June 30, 2009, were as follows:

Contracts

Outstanding at December 31, 2008	-0-
Futures Opened	100
Futures Closed	(100)

Outstanding at June 30, 2009	-0-

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.
The following tables set forth by primary risk exposure the Portfolio’s realized gains/losses and change in unrealized gains/losses by type of derivative contract for the period ended June 30, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$791,665

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$-0-

6. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

7. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

Van Kampen Life Investment Trust Growth and Income Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
 Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

21

Your Notes

Your Notes

Van Kampen Life Investment Trust Growth and Income Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Growth and Income Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Life Investment Trust Growth and Income Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITSANGI 08/09
IU09-03468P-Y06/09

SEMIANNUAL REPORT

June 30, 2009

Van Kampen Life Investment Trust Government Portfolio

Privacy Notice information on the back.

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Government Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of June 30, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

Portfolio shares are neither insured nor guaranteed by the U.S. government.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Average Annual	Class I Shares	Class II Shares
Total Returns	since 4/7/86	since 12/15/00

Since Inception	5.92%	4.15%

10-year	4.95	—

5-year	3.76	3.49

1-year	2.70	2.34

6-month	–0.73	–0.86

30-Day SEC Yield	2.10%	1.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio’s returns would have been lower. SEC Yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Government/Mortgage Index, which has been shown in the Portfolio’s previous shareholder reports and prospectuses, changed it’s name to Barclays Capital U.S. Government Mortgage Index as of November 3, 2008. The Barclays Capital U.S. Government Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Portfolio Report
For the six-month period ended June 30, 2009

Market Conditions

Although economic conditions remained weak in the first six months of 2009, the contraction in growth slowed. The gross domestic product (GDP) annualized growth rate reported during the period showed a decline of 5.5 percent in the first quarter of the year versus a 6.3 percent decline in the fourth quarter of 2008. At the same time, it appeared that many of the programs the government had introduced in late 2008 to enhance market liquidity were beginning to have an impact. Credit concerns eased, consumer confidence began to improve and the market regained its footing as investors began to assume risk again.

These factors helped all sectors of the fixed income rebound in 2009, with the exception of U.S. Treasury securities. After rallying strongly in 2008 amid the flight to quality, the Treasury sector turned in the worst performance of the fixed income market segments in the first half of 2009. Yields rose across the Treasury yield curve, with long maturities experiencing the greatest increases. Conversely, growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the FDIC’s Temporary Liquidity Guarantee Program, helped the government agency sector to perform well during the reporting period.

After suffering considerably in 2008, the agency mortgage sector posted healthy gains versus equal-duration Treasuries in recent months due in part to the Federal Reserve’s planned purchase of large quantities of agency mortgage-backed securities. This was particularly true in the lower-coupon (four to six percent) and interest-only segments of the market.

Performance Analysis

All share classes of Van Kampen LIT Government Portfolio underperformed the Barclays Capital U.S. Government Mortgage Index (the “Index”) for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

The Portfolio’s performance relative to the Index six-month reporting period was influenced primarily by its positioning in the following areas.

•	The Portfolio’s slight underweight in government agency securities was disadvantageous to relative performance as it precluded the Portfolio from benefiting to the same extent as the Index from the sector’s strong performance during the reporting period.

•	Additionally, the Portfolio’s underweight in agency mortgage-backed securities in the first quarter of 2009 detracted from relative performance. However, we note that because this position was increased at the end of the quarter, the Portfolio gained back some of this underperformance during the second quarter of the year.

•	The Portfolio’s yield curve positioning, however, aided relative returns. During the period we employed tactical strategies involving interest rates swaps. For example, as we entered the second quarter of 2009, the portfolio was positioned to benefit from a narrowing of the spread between yields on long maturity interest rate swaps and U.S. Treasury bonds. This trade was beneficial to performance as spreads narrowed during this period.

Market Outlook

As expected, the Federal Open Market Committee (FOMC) has left interest rates unchanged since their last reduction in the target federal funds rate in December 2008 and has maintained an accommodative position at each of its meetings this year. The official statement from their June 2009 meeting noted improved conditions in financial markets and some further signs of stabilization in household spending, but there was a note of caution as the Committee stated, “economic activity is likely to remain weak for a time.”

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the six-month period ended June 30, 2009

		Barclays Capital
		U.S. Government
Class I	Class II	Mortgage Index

–0.73%	–0.86%	0.00%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for performance information and index definition.

2

Sectors as of 6/30/09 (Unaudited)

FNMA	34.1%
U.S. Treasury Obligations	31.5
Agency Bonds	12.3
U.S. Government Agency Obligations	9.8
FHLMC	7.9
Asset Backed Securities	1.1
GNMA	1.1
CMO	0.4

Total Long-Term Investments	98.2
Purchased Options	0.0 *
Total Short-Term Investments	23.3

Total Investments	121.5
Liabilities in Excess of Other Assets	(21.5)
Written Options	0.0 *

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class I
Actual	$1,000.00	$992.67	$2.96
Hypothetical	1,000.00	1,021.82	3.01
(5% annual return before expenses)
Class II
Actual	1,000.00	991.39	4.20
Hypothetical	1,000.00	1,020.58	4.26
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.60% and 0.85% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

5

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio’s investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio’s shareholders, and the propriety of existing and alternative breakpoints in the portfolio’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio and changes made in the portfolio’s portfolio management team over time. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio’s overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory agreement.

6

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio’s expense ratio and particularly the portfolio’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

7

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 43.1%
$4,100	Federal Home Loan Mortgage Corp., August (a)	4.000%	TBA	$3,959,702
5,325	Federal Home Loan Mortgage Corp., August (a)	6.500	TBA	5,637,008
4,300	Federal Home Loan Mortgage Corp., July (a)	5.500	TBA	4,439,079
1,503	Federal Home Loan Mortgage Corp.	5.000	01/01/37	1,534,417
5,278	Federal Home Loan Mortgage Corp.	5.500	05/01/38	5,457,053
44	Federal Home Loan Mortgage Corp.	6.000	06/01/29 to 09/01/29	46,164
19	Federal Home Loan Mortgage Corp.	6.500	06/01/29	20,785
58	Federal Home Loan Mortgage Corp.	7.500	11/01/29 to 08/01/31	62,514
2	Federal Home Loan Mortgage Corp.	8.000	09/01/24	1,807
11,075	Federal National Mortgage Association, August (a)	4.500	TBA	11,098,248
6,300	Federal National Mortgage Association, August (a)	5.000	TBA	6,389,580
1,525	Federal National Mortgage Association, August (a)	6.500	TBA	1,617,453
3,550	Federal National Mortgage Association, July (a)	5.500	TBA	3,664,821
800	Federal National Mortgage Association, July (a)	6.500	TBA	852,125
14,074	Federal National Mortgage Association	5.000	05/01/35 to 04/01/39	14,372,117
25,093	Federal National Mortgage Association	5.500	04/01/35 to 08/01/38	25,993,790
3,914	Federal National Mortgage Association (a)	5.500	03/01/38	4,042,117
9,049	Federal National Mortgage Association	6.000	01/01/14 to 10/01/36	9,480,977
13,335	Federal National Mortgage Association (a)	6.000	01/01/37 to 10/01/38	13,959,650
370	Federal National Mortgage Association	6.500	11/01/10 to 04/01/38	395,763
40	Federal National Mortgage Association	7.000	06/01/11 to 06/01/32	43,923
147	Federal National Mortgage Association	7.500	02/01/23 to 04/01/32	160,237
3	Federal National Mortgage Association	8.000	10/01/24	2,775
17	Federal National Mortgage Association	11.000	11/01/20	20,002
2,700	Government National Mortgage Association, July (a)	4.500	TBA	2,695,783
59	Government National Mortgage Association	6.500	05/15/23 to 03/15/29	64,013
77	Government National Mortgage Association	7.000	04/15/23 to 11/15/27	83,999
20	Government National Mortgage Association	7.500	12/15/21 to 06/15/24	22,161
16	Government National Mortgage Association	8.000	05/15/17 to 01/15/23	17,541
7	Government National Mortgage Association	8.500	07/15/17	7,188
0	Government National Mortgage Association	9.500	10/15/09	191
0	Government National Mortgage Association	11.000	09/15/10	439

	Total Mortgage Backed Securities 43.1%			116,143,422

	United States Treasury Obligations 31.5%
3,720	United States Treasury Bonds	3.500	02/15/39	3,217,811
3,170	United States Treasury Bonds	4.375	02/15/38	3,202,198
1,600	United States Treasury Bonds	5.250	11/15/28	1,799,501
3,800	United States Treasury Bonds	5.375	02/15/31	4,362,879
9,971	United States Treasury Bonds	6.250	08/15/23	12,149,045
1,292	United States Treasury Inflation Indexed Bonds	3.625	04/15/28	1,575,352
2,500	United States Treasury Notes	0.875	03/31/11	2,497,365
18,000	United States Treasury Notes	1.375	04/15/12	17,939,538
6,380	United States Treasury Notes	1.750	01/31/14	6,202,591
2,000	United States Treasury Notes	1.750	03/31/14	1,935,002
1,736	United States Treasury Notes	2.750	02/15/19	1,626,412
1,107	United States Treasury Notes	4.000	08/15/18	1,148,600
3,185	United States Treasury Notes	4.250	05/15/39	3,153,637
2,600	United States Treasury Notes	4.750	01/31/12	2,825,064
1,130	United States Treasury Notes	4.750	08/15/17	1,239,116
2,400	United States Treasury Notes	4.875	04/30/11	2,566,502
6,100	United States Treasury Notes	5.125	06/30/11	6,581,808
3,250	United States Treasury (STRIPS)	*	08/15/20	2,022,150
7,200	United States Treasury (STRIPS)	*	11/15/20	4,407,718
7,950	United States Treasury (STRIPS)	*	11/15/21	4,595,760

	Total United States Treasury Obligations 31.5%			85,048,049

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Agency Bonds 12.3% Banking—FDIC Insured 3.0%
$8,200	GMAC, Inc.	2.200%	12/19/12	$8,173,695

	Banking—Government Guaranteed 5.3%
7,850	Kreditanstalt fuer Wiederaufbau (Germany)	4.125	10/15/14	7,944,396
1,270	Kreditanstalt fuer Wiederaufbau (Germany)	5.000	10/31/14	1,366,751
980	Network Rail Infrastructure Finance PLC (United Kingdom)	3.500	06/17/13	1,001,995
2,730	Swedbank AB (Sweden) (b)	2.900	01/14/13	2,734,177
1,310	Westpac Securities NZ, Ltd. (United Kingdom) (b)	2.500	05/25/12	1,301,493

				14,348,812

	Supranationals 4.0%
1,360	European Investment Bank	4.250	07/15/13	1,434,933
6,290	European Investment Bank	4.625	05/15/14	6,700,907
1,270	European Investment Bank	5.125	04/15/14	1,380,940
980	International Bank for Reconstruction & Development	7.625	01/19/23	1,253,116

				10,769,896

	Total Agency Bonds 12.3%			33,292,403

	United States Government Agency Obligations 9.8%
9,580	Federal Home Loan Mortgage Corp.	4.875	06/13/18	10,328,160
4,650	Federal Home Loan Mortgage Corp.	5.500	08/23/17	5,239,081
5,000	Federal National Mortgage Association	5.000	05/11/17	5,438,545
480	Federal National Mortgage Association	5.375	06/12/17	536,413
1,985	Financing Corp.	9.650	11/02/18	2,743,179
700	Financing Corp.	9.800	04/06/18	971,678
960	Tennessee Valley Authority, Ser G	7.125	05/01/30	1,164,610

	Total United States Government Agency Obligations 9.8%			26,421,666

	Asset Backed Securities 1.1%
450	BMW Vehicle Lease Trust	0.792	06/15/10	450,249
1,600	Ford Credit Auto Lease Trust (b)	1.237	06/15/10	1,602,048
900	John Deere Owner Trust	1.132	07/02/10	910,170

	Total Asset Backed Securities 1.1%			2,962,467

	Collateralized Mortgage Obligations 0.4%
478	Federal Home Loan Mortgage Corp. (REMIC) (c) (d) (e)	6.625	06/17/27	40,788
214	Federal National Mortgage Association	5.500	11/25/43	223,239
750	Federal National Mortgage Association	6.022	11/25/10	787,228
134	Government National Mortgage Association (c) (d) (e)	7.082	05/16/32	11,300
140	Government National Mortgage Association (c) (d) (e)	7.682	05/16/32	12,742

	Total Collateralized Mortgage Obligations 0.4%			1,075,297

Total Long-Term Investments 98.2% (Cost $263,959,994)				$264,943,304

Description	Contracts	Expiration Date	Exercise Price	Value

Purchased Options 0.0%
2-Year EuroDollar Mid-Curve Call, September, 2009 (Cost $379,539)	491	09/16/09	97.75	$49,100

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

Short-Term Investments 23.3% Repurchase Agreements 4.2%
Banc of America Securities ($636,763 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $636,764)	$636,763
JPMorgan Chase & Co. ($10,755,154 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $10,755,169)	10,755,154
State Street Bank & Trust Co. ($83 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $83)	83

Total Repurchase Agreements 4.2%	11,392,000

United States Government Agency Obligations 19.1%
Federal National Mortgage Association Notes ($3,000,000 par, yielding 0.132%, 07/01/09 maturity)	3,000,000
United States Treasury Bill ($7,400,000 par, yielding 0.508%, 11/19/09 maturity)	7,385,508
United States Treasury Bill ($13,500,000 par, yielding 0.137%, 07/23/09 maturity)	13,498,886
United States Treasury Bill ($13,500,000 par, yielding 0.233%, 09/17/09 maturity)	13,493,273
United States Treasury Bill ($6,119,000 par, yielding 0.274%, 11/12/09 maturity) (f)	6,112,857
United States Treasury Bill ($8,000,000 par, yielding 0.121%, 07/02/09 maturity)	7,999,973

Total United States Government Agency Obligations 19.1%	51,490,497

Total Short-Term Investments 23.3% (Cost $62,882,497)	62,882,497

Total Investments 121.5% (Cost $327,222,030)	327,874,901

Liabilities in Excess of Other Assets (21.5%)	(58,017,167)

Written Options 0.0%	(2,549)

Net Assets 100.0%	$269,855,185

Percentages are calculated as a percentage of net assets.

The obligations of certain United States government sponsored entities are neither issued nor guaranteed by United States Treasury.

*	Zero coupon bond

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Floating Rate Coupon

(d)	Inverse Floating Rate

(e)	IO—Interest Only

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Futures contracts outstanding as of June 30, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
EuroDollar 90-Day Futures, March 2011 (Current Notional Value of $243,388 per contract)	33	$(23,035)
EuroDollar 90-Day Futures, June 2011 (Current Notional Value of $242,550 per contract)	103	(81,869)
EuroDollar 90-Day Futures, September 2011 (Current Notional Value of $241,800 per contract)	103	(95,323)
EuroDollar 90-Day Futures, December 2011 (Current Notional Value of $241,100 per contract)	103	(103,356)
EuroDollar 90-Day Futures, March 2012 (Current Notional Value of $240,613 per contract)	70	(65,812)

Total Long Contracts	412	(369,395)

Short Contracts:
U.S. Treasury Notes 2-Year Futures, September 2009 (Current Notional Value of $216,219 per contract)	16	5,167
U.S. Treasury Notes 5-Year Futures, September 2009 (Current Notional Value of $114,719 per contract)	215	(126,308)
U.S. Treasury Notes 10-Year Futures, September 2009 (Current Notional Value of $116,266 per contract)	148	15,140
U.S. Treasury Bond 30-Year Futures, September 2009 (Current Notional Value of $118,359 per contract)	43	(109,027)

Total Short Contracts	422	(215,028)

Total Futures Contracts	834	$(584,423)

Written options outstanding as of June 30, 2009:

	Exercise	Expiration	Number of	Premium
Name of Issuer	Price	Date	Contracts	Received	Value

2-Year EuroDollar Mid-Curve Call, September 2009	$98.50	09/16/09	408	$(48,481)	$(2,549)

Swap agreements outstanding as of June 30, 2009:
Interest Rate Swaps

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

Bank of America N.A.	USD-LIBOR BBA	Pay	5.120%	06/01/19	$8,926	$133,444
Barclays Bank PLC	USD-LIBOR BBA	Pay	**	11/15/19	6,946	(565,457)
Barclays Bank PLC	USD-LIBOR BBA	Pay	4.640	05/27/19	5,694	6,049
JPMorgan Chase Bank N.A.	USD-LIBOR BBA	Pay	**	08/15/20	2,282	(193,302)
UBS AG	USD-LIBOR BBA	Pay	**	11/15/19	1,502	(118,994)
UBS AG	USD-LIBOR BBA	Pay	4.660	05/27/19	16,623	(42,555)

						(780,815)

Bank of America N.A.	USD-LIBOR BBA	Receive	4.325	06/01/39	2,061	(64,299)
Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	5,862	(439,143)
Barclays Bank PLC	USD-LIBOR BBA	Receive	4.040	05/27/39	1,306	23,412
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	596	50,921
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	4,009	(205,862)
JPMorgan Chase Bank N.A.	USD-LIBOR BBA	Receive	**	08/15/20	1,876	(188,628)
JPMorgan Chase Bank N.A.	USD-LIBOR BBA	Receive	**	11/15/20	4,156	(361,250)
UBS AG	USD-LIBOR BBA	Receive	**	11/15/19	1,298	(66,420)
UBS AG	USD-LIBOR BBA	Receive	4.040	05/27/39	3,847	68,962

						(1,182,307)

Total Interest Rate Swaps						(1,963,122)

11
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Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Inflation Asset Swap

		Receive	Pay		Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Reference Entity	Rate Index	Rate	Date	(000)	Value

Barclays Bank PLC	United States Treasury Inflation Indexed Bond***	USD-LIBOR BBA	3.625%	4/15/28	$980	$31,857

Total Swap Agreements						$(1,931,265)

**	Zero coupon swap. The Portfolio and/or counterparty will make a net payment on the expiration date.

***	Notional amount of security adjusted for inflation.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Assets
Mortgage Backed Securities	$—	$116,143,422	$—	$116,143,422
Agency Bonds	—	33,292,403	—	33,292,403
Debt Securities issued by the United States	—	111,469,715	—	111,469,715
Asset Backed Securities	—	2,962,467	—	2,962,467
Collateralized Mortgage Obligations	—	1,010,467	64,830	1,075,297
Purchased Options	49,100	—	—	49,100
Short-Term Investments	—	62,882,497	—	62,882,497
Futures	20,307	—	—	20,307
Swap Contracts	—	69,145	—	69,145

Total Assets	69,407	327,830,116	64,830	327,964,353

Liabilities
Futures	(604,730)	—	—	(604,730)
Written Options	(2,549)	—	—	(2,549)
Swap Contracts		(2,000,410)	—	(2,000,410)

Total Liabilities	(607,279)	(2,000,410)	—	(2,607,689)

Total	$(537,872)	$325,829,706	$64,830	$325,356,664

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Collateralized
Mortgage
Obligations

Balance as of December 31, 2008	$102,829
Accrued discounts/premiums	-0-
Realized gain/loss	(50,938)
Change in unrealized appreciation/depreciation	46,836
Net purchases/sales	(33,897)
Net transfers in and/or out of Level 3	-0-

Balance as of June 30, 2009	$64,830

Net change in Unrealized Appreciation/Depreciation from Investments still held as of June 30, 2009	$1,677

12
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Van Kampen Life Investment Trust Government Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $327,222,030)	$327,874,901
Cash	51
Receivables:
Investments Sold	71,419,320
Interest	1,435,176
Portfolio Shares Sold	537,345
Variation Margin on Futures	3,626
Swap Contracts	69,145
Other	93,089

Total Assets	401,432,653

Liabilities:
Payables:
Investments Purchased	129,143,788
Investment Advisory Fee	106,813
Distributor and Affiliates	53,265
Portfolio Shares Repurchased	39,252
Written Options, at value (premiums received of $48,481)	2,549
Swap Contracts	2,000,410
Trustees’ Deferred Compensation and Retirement Plans	179,319
Accrued Expenses	52,072

Total Liabilities	131,577,468

Net Assets	$269,855,185

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$282,999,757
Accumulated Undistributed Net Investment Income	1,139,428
Net Unrealized Depreciation	(1,816,885)
Accumulated Net Realized Loss	(12,467,115)

Net Assets	$269,855,185

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $35,400,733 and 4,009,786 shares of beneficial interest issued and outstanding)	$8.83

Class II Shares (Based on net assets of $234,454,452 and 26,572,521 shares of beneficial interest issued and outstanding)	$8.82

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Interest	$3,914,840

Expenses:
Investment Advisory Fee	679,670
Distribution (12b-1) and Service Fees	285,283
Accounting and Administrative Expenses	37,369
Custody	32,853
Reports to Shareholders	23,792
Professional Fees	18,898
Trustees’ Fees and Related Expenses	15,033
Transfer Agent Fees	9,644
Other	6,699

Total Expenses	1,109,241
Investment Advisory Fee Reduction	8,102
Less Credits Earned on Cash Balances	252

Net Expenses	1,100,887

Net Investment Income	$2,813,953

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$4,297,214
Futures	1,923,360
Options	164,791
Foreign Currency Transactions	(2,246)
Swap Contracts	4,949,610

Net Realized Gain	11,332,729

Unrealized Appreciation/Depreciation:
Beginning of the Period	14,705,687

End of the Period:
Investments	652,871
Written Options	45,932
Futures	(584,423)
Swap Contracts	(1,931,265)

(1,816,885)

Net Unrealized Depreciation During the Period	(16,522,572)

Net Realized and Unrealized Loss	$(5,189,843)

Net Decrease in Net Assets from Operations	$(2,375,890)

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$2,813,953	$9,624,496
Net Realized Gain/Loss	11,332,729	(12,841,061)
Net Unrealized Appreciation/Depreciation During the Period	(16,522,572)	7,962,746

Change in Net Assets from Operations	(2,375,890)	4,746,181

Distributions from Net Investment Income:
Class I Shares	(1,854,264)	(2,398,125)
Class II Shares	(9,216,904)	(9,852,097)

Total Distributions	(11,071,168)	(12,250,222)

Net Change in Net Assets from Investment Activities	(13,447,058)	(7,504,041)

From Capital Transactions:
Proceeds from Shares Sold	50,883,580	126,573,054
Net Asset Value of Shares Issued Through Dividend Reinvestment	11,071,168	12,250,222
Cost of Shares Repurchased	(57,617,503)	(130,736,241)

Net Change in Net Assets from Capital Transactions	4,337,245	8,087,035

Net Change in Net Assets	(9,109,813)	582,994
Net Assets:
Beginning of the Period	278,964,998	278,382,004

End of the Period (Including accumulated undistributed net investment income of $1,139,428 and $9,396,643, respectively)	$269,855,185	$278,964,998

15
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months
	Ended	Year Ended December 31,
Class I Shares	June 30, 2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.28	$9.52	$9.30	$9.42	$9.48	$9.55

Net Investment Income (a)	0.10	0.35	0.45	0.44	0.35	0.31
Net Realized and Unrealized Gain/Loss	(0.16)	(0.18)	0.21	(0.14)	(0.03)	0.08

Total from Investment Operations	(0.06)	0.17	0.66	0.30	0.32	0.39
Less Distributions from Net Investment Income	0.39	0.41	0.44	0.42	0.38	0.46

Net Asset Value, End of the Period	$8.83	$9.28	$9.52	$9.30	$9.42	$9.48

Total Return*	–0.73% **	1.81%	7.33%	3.34%	3.54%	4.17%
Net Assets at End of the Period (In millions)	$35.4	$51.4	$55.0	$57.5	$63.1	$71.2
Ratio of Expenses to Average Net Assets*	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets*	2.29%	3.80%	4.91%	4.84%	3.78%	3.26%
Portfolio Turnover	264% **	411%	324%	242%	261%	409%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.62%	0.65%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets	2.29%	3.80%	4.90%	4.79%	3.75%	3.21%

(a)	Based on average shares outstanding.

**	Non-Annualized

16
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months
	Ended	Year Ended December 31,
Class II Shares	June 30, 2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.26	$9.51	$9.30	$9.42	$9.48	$9.55

Net Investment Income (a)	0.09	0.32	0.43	0.42	0.33	0.28
Net Realized and Unrealized Gain/Loss	(0.17)	(0.18)	0.20	(0.14)	(0.03)	0.09

Total from Investment Operations	(0.08)	0.14	0.63	0.28	0.30	0.37
Less Distributions from Net Investment Income	0.36	0.39	0.42	0.40	0.36	0.44

Net Asset Value, End of the Period	$8.82	$9.26	$9.51	$9.30	$9.42	$9.48

Total Return* (b)	–0.86% **	1.51%	7.02%	3.11%	3.28%	3.90%
Net Assets at End of the Period (In millions)	$234.5	$227.6	$223.4	$147.2	$108.4	$83.5
Ratio of Expenses to Average Net Assets*	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets*	2.03%	3.50%	4.63%	4.62%	3.52%	3.03%
Portfolio Turnover	264% **	411%	324%	242%	261%	409%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.86%	0.85%	0.87%	0.90%	0.89%	0.90%
Ratio of Net Investment Income to Average Net Assets	2.02%	3.50%	4.62%	4.57%	3.49%	2.98%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

**	Non-Annualized

17
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Life Investment Trust Government Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not readily available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Portfolio will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At June 30, 2009, the Portfolio had $57,979,166 of when-issued, delayed delivery or forward purchase commitments.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

18

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $18,149,047 which will expire according to the following schedule:

Amount	Expiration

$2,429,205	December 31, 2011
847,343	December 31, 2012
1,585,472	December 31, 2013
1,887,461	December 31, 2014
332,445	December 31, 2015
11,067,121	December 31, 2016

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$328,108,256

Gross tax unrealized appreciation	$3,013,281
Gross tax unrealized depreciation	(3,246,636)

Net tax unrealized depreciation on investments	$(233,355)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distribution paid from ordinary income	$12,250,222

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,069,678

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and straddle positions.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Portfolio’s custody fee was reduced by $252 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U. S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gain and losses on the sale of securities. Income and expense are translated at rates prevailing when accrued.

I. Reporting Subsequent Events  In accordance with the provision set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

19

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the “Combined Portfolios”), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Next $500 million	.45%
Over $1 billion	.40%

The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2009 was .50%.
Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 0.60% and 0.85% for Class I and II Shares, respectively. For the six months ended June 30, 2009, the Adviser reimbursed approximately $8,100 of its advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $15,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $7,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $86,300 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

20

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	319,579	$2,913,141	403,121	$3,784,291
Class II	5,315,607	47,970,439	13,438,563	122,788,763

Total Sales	5,635,186	$50,883,580	13,841,684	$126,573,054

Dividend Reinvestment:
Class I	208,344	$1,854,264	261,519	$2,398,125
Class II	1,035,607	9,216,904	1,074,383	9,852,097

Total Dividend Reinvestment	1,243,951	$11,071,168	1,335,902	$12,250,222

Repurchases:
Class I	(2,056,700)	$(18,459,728)	(907,850)	$(8,244,016)
Class II	(4,346,945)	(39,157,775)	(13,437,451)	(122,492,225)

Total Repurchases	(6,403,645)	$(57,617,503)	(14,345,301)	$(130,736,241)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $45,219,509 and $11,822,123, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $678,236,056 and $630,175,245 respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate, or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to manage the Portfolio’s foreign currency exposure or to generate potential gain. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are specific types of derivative financial instruments used by the Portfolio.

A. Futures Contracts The Portfolio is subject to interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended June 30, 2009 were as follows:

Contracts

Outstanding at December 31, 2008	509
Futures Opened	3,832
Futures Closed	(3,507)

Outstanding at June 30, 2009	834

B. Option Contracts The Portfolio is subject to interest rate risk, and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Portfolio may use options contracts to gain exposure to, or hedge against changes in the interest rates or foreign

21

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

currencies. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Portfolio may write covered call and put options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options for the six months ended June 30, 2009 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2008	232	$115,385
Options written	750	140,187
Options terminated in closing purchase transactions	(574)	(207,091)
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at June 30, 2009	408	$48,481

C. Inverse Floating Rate Instruments An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Portfolio to enhance the yield of the portfolio. The investments are identified on the Portfolio of Investments.

D. Interest Rate Swaps The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts, including inflation asset swaps. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received form/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Portfolio with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Portfolio has an unrealized loss on a swap contract, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

22

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.
The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of June 30, 2009.

	Asset Derivatives			Liability Derivatives
	Balance Sheet			Balance Sheet
Primary Risk Exposure	Location	Fair Value		Location	Fair Value

Interest Rate Contracts	Total Investments, Variation Margin on Futures, Swap Contracts	$138,552	*	Variation Margin on Futures, Written Options, at value, Swap Contracts	$2,607,689	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments/footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Portfolio’s realized gain/loss and change in unrealized appreciation/depreciation by type of derivative contract for the period ended June 30, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Written Options	Purchased Options	Futures	Swaps	Total

Interest Rate Contracts	$(227,055)	$391,846	$1,923,360	$4,949,610	$7,037,761

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Written Options	Purchased Options	Futures	Swaps	Total

Interest Rate Contracts	$265,497	$(660,424)	$(2,157,267)	$(1,143,443)	$(3,695,637)

6. Mortgage Backed Securities
The Portfolio may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

8. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Van Kampen Life Investment Trust Government Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

24

Your Notes

Your Notes

Your Notes

Van Kampen Life Investment Trust Government Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Government Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Life Investment Trust Government Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITSANGOV 08/09
IU09-03567P-Y06/09

SEMIANNUAL REPORT

June 30, 2009

Van Kampen Life Investment Trust Money Market Portfolio

Privacy Notice information on the back.

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Money Market Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of June 30, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Portfolio Report
For the six-month period ended June 30, 2009

Market Conditions

In 2009, it appeared that the various liquidity facilities put in place by the government, including the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds, the Commercial Paper Funding Facility, and the Asset Backed Commercial Paper Money Market Fund Liquidity Facility, were beginning to take hold as money market liquidity improved, credit concerns gradually eased, and financial market performance rebounded. At the same time, the contraction in economic growth moderated slightly. The gross domestic product (GDP) annualized growth rate reported during the period showed a decline of 5.5 percent in the first quarter of the year versus a 6.3 percent decline in the fourth quarter of 2008.

The credit bellwether 3-month London Interbank Offered Rate (LIBOR), declined over the course of the six-month reporting period, to 0.595 percent by the end of June. The decline in LIBOR levels is indicative of improved financing conditions as the various government-sponsored programs globally have reinvigorated financing activities thus far this year. Although many of the government sponsored liquidity programs and their usage had materially declined by late June as the financial markets moved closer to normalcy, the Fed Board of Governors approved the extension of and modifications to a number of these programs until February 1, 2010 in an effort to continue to promote financial stability and support the flow of credit to households and businesses.

Performance Analysis

For the seven-day period ended June 30, 2009, the Portfolio’s Class I shares provided an annualized yield of 0.01 percent and a current yield of 0.01 percent, while its 30-day average annualized yield for June was 0.01 percent. For the year ended June 30, 2009, the Portfolio’s Class I shares provided a total return of 0.00 percent.

For the seven-day period ended June 30, 2009, the Portfolio’s Class II shares provided an annualized yield of 0.01 percent and a current yield of 0.01 percent, while its 30-day average annualized yield for June was 0.01 percent. For the year ended June 30, 2009, the Portfolio’s Class II shares provided a total return of 0.00 percent. Yield quotations more closely reflect the current earnings of the Fund.

As of the end of the period, the Portfolio had net assets of $69 million and an average portfolio maturity of 7 days.

During the reporting period, we continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a short weighted average maturity to guard against the uncertainty caused by volatility in the financial markets. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very high liquidity and as in the past, we adhered to a conservative approach. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our high standards of minimal credit risk.

Market Outlook

Significant improvements in money market liquidity have been made over the past several months. Much of that improvement has been aided by governmental credit and liquidity initiatives. In light of the improved financial landscape and conditions along with reduced usage of a variety of facilities it is widely anticipated that when the February 2010 extension period nears many of these facilities will be allowed to expire. We continue to position the Portfolio in a liquid, short and cautious manner as we look for opportunities from both a yield and liquidity standpoint to allocate capital.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the six-month period ended June 30, 2009

Class I	Class II

0.00%	0.00%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio’s returns would have been lower.

1

Portfolio Composition as of 6/30/09

Repurchase Agreement	41.4%
Commercial Paper	35.6
Government Agency Obligations	21.5
Floating Rate Note	1.5

Subject to change daily. Provided for informational purposes only. Portfolio composition is as of a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

2

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads), or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class I
Actual	$1,000.00	$1,000.05	$1.39
Hypothetical	1,000.00	1,023.41	1.40
(5% annual return before expenses)

Class II
Actual	1,000.00	1,000.05	1.49
Hypothetical	1,000.00	1,023.31	1.51
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.28% and 0.30% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class II shares reflects actual 12b-1 fees of less than 0.25%.

Assumes all dividends and distributions were reinvested.

3

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio’s investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio’s shareholders, and the propriety of existing and alternative breakpoints in the portfolio’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio’s overall expense ratio. The portfolio discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory agreement.

4

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio’s expense ratio and particularly the portfolio’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

5

Van Kampen Life Investment Trust Money Market Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

Par				Yield on
Amount				Date of	Amortized
(000)	Description	Maturity		Purchase	Cost

	Repurchase Agreements 40.1%
$14,795	Banc of America Securities ($14,795,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $14,795,025)				$14,795,000
13,000	JPMorgan Chase & Co. ($13,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $13,000,018)				13,000,000

	Total Repurchase Agreements 40.1%				27,795,000

	Commercial Paper 34.5%
3,000	BNP Paribas Finance, Inc.	07/08/09		0.250%	2,999,854
1,960	Calyon NA, Inc.	07/10/09		0.270	1,959,868
3,000	HSBC USA, Inc.	07/02/09		0.260	2,999,978
3,000	JPMorgan Chase & Co.	07/07/09		0.250	2,999,875
3,000	Rabobank USA Financial Corp.	07/06/09		0.250	2,999,896
2,000	Royal Bank of Scotland Group PLC	08/17/09		0.942	1,997,546
3,000	San Paolo U.S. Financial	07/09/09		0.260	2,999,827
2,000	Societe Generale NA	08/06/09		0.691	1,998,620
3,000	Wells Fargo & Co.	07/02/09		0.200	2,999,983

	Total Commercial Paper 34.5%				23,955,447

	Government Agency Obligations 20.9%
14,464	Federal Home Loan Bank	07/08/09		0.160	14,463,550

	Floating Rate Notes 1.4%
1,000	Societe Generale NA	08/05/09	*	0.666 **	1,000,000

Total Investments 96.9% (a)					67,213,997

Other Assets in Excess of Liabilities 3.1%					2,140,911

Net Assets 100.0%					$69,354,908

Percentages are calculated as a percentage of net assets.

*	Date of next interest rate reset.

**	Yield in effect as of June 30, 2009.

(a)	At June 30, 2009, cost is identical for both book and federal income tax purposes.

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s investments carried at amortized cost, which approximates market value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Assets
Short-Term Investments
Repurchase Agreements	$—	$27,795,000	$—	$27,795,000
Commercial Paper	—	23,955,447	—	23,955,447
Government Agency Obligations	—	14,463,550	—	14,463,550
Floating Rate Notes	—	1,000,000	—	1,000,000

Total Assets	$—	$67,213,997	$—	$67,213,997

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments, at amortized cost which approximates market value (including repurchase agreements of $27,795,000)	$67,213,997
Receivables:
Portfolio Shares Sold	2,246,386
Interest	1,098
Expense Reimbursement from Adviser	14,395
Other	67,745

Total Assets	69,543,621

Liabilities:
Payables:
Custodian Bank	8,093
Distributor and Affiliates	4,678
Portfolio Shares Repurchased	2,620
Trustees’ Deferred Compensation and Retirement Plans	139,453
Accrued Expenses	33,869

Total Liabilities	188,713

Net Assets	$69,354,908

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$69,355,809
Accumulated Net Realized Loss	(901)

Net Assets	$69,354,908

Net Assets Value, Offering Price and Redemption Price per Share:
Class I Shares: (Based on net assets of $29,370,602 and 29,374,314 shares of beneficial interest issued and outstanding)	$1.00

Class II Shares: (Based on net assets of $39,984,306 and 39,981,495 shares of beneficial interest issued and outstanding)	$1.00

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Interest	$88,473

Expenses:
Investment Advisory Fee	139,258
Distribution (12b-1) and Service Fees	50,422
Professional Fees	17,400
Trustees’ Fees and Related Expenses	12,739
Accounting and Administrative Expenses	12,660
Custody	9,068
Transfer Agent Fees	7,954
Reports to Shareholders	7,673
Other	16,887

Total Expenses	274,061
Investment Advisory Fee Reduction	133,922
Expense Reduction	50,422
Less Credits Earned on Cash Balances	368

Net Expenses	89,349

Net Investment Loss	$(876)

Net Decrease in Net Assets From Operations	$(876)

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income/Loss	$(876)	$1,139,211
Net Realized Gain	-0-	1,339

Change in Net Assets from Operations	(876)	1,140,550

Distributions from Net Investment Income:
Class I Shares	(1,078)	(311,322)
Class II Shares	(2,018)	(823,287)

Total Distributions	(3,096)	(1,134,609)

Net Change in Net Assets from Investment Activities	(3,972)	5,941

From Capital Transactions:
Proceeds from Shares Sold	27,985,890	31,961,515
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,096	1,134,609
Cost of Shares Repurchased	(16,804,448)	(31,790,769)

Net Change in Net Assets from Capital Transactions	11,184,538	1,305,355

Total Increase in Net Assets	11,180,566	1,311,296
Net Assets:
Beginning of the Period	58,174,342	56,863,046

End of the Period (Including accumulated undistributed net investment income of $0 and $3,972, respectively)	$69,354,908	$58,174,342

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months Ended		Year Ended December 31,
Class I Shares	June 30, 2009		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income/Loss	-0-	(a)(b)	0.02	(a)	0.05	(a)	0.04	(a)	0.03	0.01
Net Realized and Unrealized Gain/Loss	-0-		-0-	(b)	-0-		-0-		-0-	-0-
Less Distributions from Net Investment Income	-0-	(b)	0.02		0.05		0.04		0.03	0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return*	0.00%	**	2.02%		4.71%		4.42%		2.68%	0.80%
Net Assets at End of the Period (In millions)	$29.4		$15.8		$14.9		$14.6		$20.7	$24.6
Ratio of Expenses to Average Net Assets*	0.28%		0.68%		0.68%		0.70%		0.62%	0.60%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.00%	(c)	1.99%		4.62%		4.27%		2.62%	0.76%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.72%		0.69%		N/A		N/A		0.65%	0.71%
Ratio of Net Investment Income/Loss to Average Net Assets	–0.45%		1.98%		N/A		N/A		2.59%	0.65%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Amount is less than 0.01% per share.

N/A = Not Applicable

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months Ended		Year Ended December 31,
Class II Shares	June 30, 2009		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income/Loss	0.00	(a)(b)	0.02	(a)	0.04	(a)	0.04	(a)	0.02	0.01
Net Realized and Unrealized Gain/Loss	-0-		-0-	(b)	-0-		-0-		-0-	-0-
Less Distributions from Net Investment Income	0.00	(b)	0.02		0.04		0.04		0.02	0.01

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return* (c) (e)	0.00%	**	1.79%		4.45%		4.16%		2.43%	0.55%
Net Assets at End of the Period (In millions)	$40.0		$42.4		$42.0		$40.3		$61.8	$46.0
Ratio of Expenses to Average Net Assets* (e)	0.30%		0.91%		0.93%		0.95%		0.87%	0.85%
Ratio of Net Investment Income/Loss to Average Net Assets* (e)	0.00%	(d)	1.77%		4.37%		4.02%		2.45%	0.61%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	0.97%		0.94%		N/A		N/A		0.90%	0.96%
Ratio of Net Investment Income/Loss to Average Net Assets (e)	–0.68%		1.74%		N/A		N/A		2.42%	0.50%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	These returns include combined Rule 12b-1 fees of up to 0.25%.

(d)	Amount is less than 0.01% per share.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.25% (See footnote 4).

N/A = Not Applicable.

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Life Investment Trust Money Market Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are valued at amortized cost which approximates market value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $901, which will expire on December 31, 2016.

13

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

F. Distribution of Income and Gains The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$1,134,609
Long-term capital gain	-0-

$1,134,609

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$167,231
Undistributed long-term capital gain	-0-

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Portfolio’s custody fee was reduced by $368 as a result of credits earned on cash balances.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Portfolio’s financial statements.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the “Combined Portfolios”), the Portfolio pays the Adviser a monthly fee based upon the lesser of: (1) its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.50%
Next $500 million	.45%
Over $1 billion	.40%

or (2) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio only as follows:

Average Daily Net Assets	% Per Annum

First $250 million	.450%
Next $500 million	.375%
Next $500 million	.325%
Next $250 million	.300%
Next $250 million	.275%
Next $500 million	.250%
Next $500 million	.225%
Next $12.25 billion	.200%
Next $2.50 billion	.199%
Next $7.50 billion	.198%
Next $5.00 billion	.197%
Over $30.0 billion	.196%

The effective management fee based on the average daily net assets of the Portfolio for the six months ended June 30, 2009 was .45%.
Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the excess. The Portfolio’s Adviser is currently waiving or reimbursing all or a portion of the Portfolio’s advisory fees or other expenses. This resulted in net expense ratios of 0.28%, and 0.30%.for Classes I and II Shares, respectively. The fee waivers are voluntary and can be discontinued at any time. For the six months ended June 30, 2009 the Adviser waived approximately $133,900 of advisory fees.
For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $7,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively

14

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

“Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $62,500 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	21,137,529	$21,137,529	8,780,068	$8,780,068
Class II	6,848,361	6,848,361	23,181,447	23,181,447

Total Sales	27,985,890	$27,985,890	31,961,515	$31,961,515

Dividend Reinvestment:
Class I	1,078	$1,078	311,322	$311,322
Class II	2,018	2,018	823,287	823,287

Total Dividend Reinvestment	3,096	$3,096	1,134,609	$1,134,609

Repurchases:
Class I	(7,553,098)	$(7,553,098)	(8,179,813)	$(8,179,813)
Class II	(9,251,350)	(9,251,350)	(23,610,956)	(23,610,956)

Total Repurchases	(16,804,448)	$(16,804,448)	(31,790,769)	$(31,790,769)

4. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly. The Distributor is currently waiving a portion of the service fees for Class II Shares. For the six months ended June 30, 2009, the Distributor waived $50,422 of service fees. Due to the voluntary waiver, the aggregate service fees are currently 0% for Class II Shares. This waiver is voluntary in nature and can be discontinued at any time.

5. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. U.S. Treasury Temporary Guaranty Program
The Board of Trustees approved the participation by the Portfolio in the U.S. Department of the Treasury’s Temporary Guarantee Program (‘‘Program”) for money market portfolios. Although the Portfolio has continued to maintain a net asset value of $1.00 per share, the Portfolio believes that participation in the Program will provide an added level of assurance for its shareholders. The Program provides a guarantee to participating money market mutual portfolio shareholders based on the number of shares invested in the Portfolio at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be

15

Van Kampen Life Investment Trust Money Market Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

guaranteed. If a customer closes his/her account with the Portfolio or broker-dealer, any future investment in the Portfolio will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program had originally been set to expire on December 18, 2008, but was recently extended by the Treasury Department until September 18, 2009. The cost related to the Program, amounting to $24,531, is borne by the Portfolio and amortized on a straight line basis over the term of the Program’s coverage.

16

Van Kampen Life Investment Trust Money Market Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

17

Your Notes

Your Notes

Van Kampen Life Investment Trust Money Market Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Money Market Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Life Investment Trust Money Market Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITSANMM 08/09
IU09-03560P-Y06/09

SEMIANNUAL REPORT

June 30, 2009

Van Kampen Life Investment Trust Mid Cap Growth Portfolio

Privacy Notice information on the back.

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Mid Cap Growth Portfolio performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of June 30, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Average Annual	Class II
Total Returns	since 09/25/00

Since Inception	–8.89%

5-year	–1.06

1-year	–28.77

6-month	22.55

Performance data quoted represents past performance, which is no guarantee of future results, and current portfolio performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio’s returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains. Periods of less than one year are not annualized.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is a subset of Russell 1000 Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The index is unmanaged and its returns do not include any sales charge or fees. Such costs would lower performance. It is not possible to invest in directly in an index.

1

Portfolio Report
For the six-month period ended June 30, 2009

Market Conditions

In the first half of 2009, the stock market appeared to reach a bottom on March 9 as investors began to anticipate stabilization in the U.S. economy. The rate of decline in some economic data points began to slow, credit conditions improved and new plans announced by the Treasury and Federal Reserve were well received by investors. Corporate news also bolstered sentiment as two large banks reported profitability in the first quarter of 2009 and the pharmaceuticals industry initiated several high profile consolidations. Against this backdrop, the market rallied from March through the end of the reporting period. But caution was still warranted as the economy and corporate earnings have yet to show evidence of a true turnaround.

Portfolio performance has rebounded significantly from the second half of 2008, yet we have made few changes to the names held. While conditions do appear to be improving this year, we believe that there is little visibility and the risk of potential volatility still exists. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. In our view, we are starting to see some focus on company fundamentals. Our investment team continues to focus on quality—the nature and sustainability of competitive advantage and balance sheet strength.

Performance Analysis

Van Kampen LIT Mid Cap Growth Portfolio outperformed the Russell Midcap® Growth Index (the “Index”) for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

The Portfolio’s outperformance of the Index during the period was driven primarily by three sectors:

•	Stock selection and an overweight position in consumer discretionary had by far the largest positive effect on relative performance. Within the sector, top contributors were commercial services and consumer electronics holdings.

•	Although an underweight position in the technology sector detracted from relative performance, it was more than offset by good stock selection, led by the computer services software and systems segment.

•	Both stock selection and an overweight in financial services were additive to relative results, boosted by a rental and leasing services holding.

Although the Portfolio outperformed the Index, there were two areas that were the most detrimental to overall performance:

•	Both stock selection and an underweight position in the materials and processing sector hampered relative returns, chiefly due to a holding in the building materials segment.

•	Stock selection and an overweight position in autos and transportation also hurt relative performance. Within the sector, transportation logistics companies were the primary area of weakness.

Market Outlook

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the six-month period ended June 30, 2009

Class II	Russell Midcap® Growth Index

22.55%	16.61%

The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for performance information and index definition.

2

Top 10 Holdings as of 6/30/09 (Unaudited)

Southwestern Energy Co.	4.5%
Tencent Holdings Ltd.	4.0
Ultra Petroleum Corp.	3.9
Illumina, Inc.	3.8
Baidu, Inc.	3.6
Ctrip.com International Ltd.	3.2
Li & Fung Ltd.	2.8
Expeditors International of Washington, Inc.	2.7
Redecard SA	2.6
Priceline.com, Inc.	2.6

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Internet Software & Services	10.5%
Oil & Gas Exploration & Production	10.1
Life Sciences Tools & Services	6.4
Air Freight & Logistics	4.8
Health Care Equipment	4.0
Application Software	3.6
Internet Retail	3.3
Education Services	3.2
Hotels, Resorts & Cruise Lines	3.2
Specialized Finance	3.0
Construction Materials	3.0
Distributors	2.8
Casinos & Gaming	2.7
Specialty Chemicals	2.7
Consumer Finance	2.6
Diversified Commercial & Professional Services	2.5
Multi-Sector Holdings	2.4
Restaurants	2.2
Computer Hardware	2.0
Homebuilding	1.8
Pharmaceuticals	1.8
Publishing	1.8
Real Estate Management & Development	1.6
Diversified Metals & Mining	1.5
Wireless Telecommunication Services	1.4
Construction & Engineering	1.3
Environmental & Facilities Services	1.1
Advertising	1.0
Apparel Retail	1.0
Asset Management & Custody Banks	1.0
Broadcasting & Cable TV	1.0
Department Stores	1.0
Investment Banking & Brokerage	1.0
Electronic Components	0.9
Human Resource & Employment Services	0.7
Home Furnishings	0.6

Total Long-Term Investments	95.5
Total Repurchase Agreements	9.5

Total Investments	105.0
Liabilities in Excess of Other Assets	(5.0)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class II
Actual	$1,000.00	$1,225.49	$6.95
Hypothetical	1,000.00	1,018.55	6.31
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.26% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). This expense ratio reflects an expense cap.

Assumes all dividends and distributions were reinvested.

5

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the portfolio’s investment advisory agreement require that the investment advisory agreement between the portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the portfolio and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and portfolio counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the portfolio. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the portfolio compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the portfolio’s shareholders, and the propriety of existing and alternative breakpoints in the portfolio’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the portfolio and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the portfolio. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the portfolio. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the portfolio. The trustees discuss with the investment adviser the resources available and used in managing the portfolio and changes made in the portfolio’s portfolio management team and the portfolio’s portfolio management strategy over time. The portfolio discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Portfolio. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the portfolio compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the portfolio and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the portfolio. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The portfolio discloses more information about its performance elsewhere in this report and in the portfolio’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this portfolio relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the portfolio’s overall expense ratio. The portfolio

6

discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the portfolio support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the portfolio and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the portfolio and how that relates to the portfolio’s expense ratio and particularly the portfolio’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the portfolio’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the portfolio support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the portfolio and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

7

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 95.0%
Advertising 1.0%
Groupe Aeroplan, Inc. (Canada)	46,077	$326,815

Air Freight & Logistics 4.8%
CH Robinson Worldwide, Inc.	12,431	648,277
Expeditors International of Washington, Inc.	25,790	859,838

		1,508,115

Apparel Retail 1.0%
Abercrombie & Fitch Co., Class A	12,817	325,424

Application Software 3.6%
Autodesk, Inc. (a)	21,427	406,684
Salesforce.com, Inc. (a)	18,744	715,459

		1,122,143

Asset Management & Custody Banks 1.0%
Calamos Asset Management, Inc., Class A	22,897	323,077

Broadcasting & Cable TV 1.0%
Discovery Communications, Inc., Class C (a)	15,664	321,582

Casinos & Gaming 2.7%
Las Vegas Sands Corp. (a)	31,417	246,938
Wynn Resorts Ltd. (a)	16,865	595,334

		842,272

Computer Hardware 2.0%
Teradata Corp. (a)	27,366	641,185

Construction & Engineering 1.3%
Aecom Technology Corp. (a)	12,779	408,928

Construction Materials 3.0%
Martin Marietta Materials, Inc.	9,388	740,526
Texas Industries, Inc.	5,876	184,271

		924,797

Consumer Finance 2.6%
Redecard SA (Brazil)	53,341	820,735

Department Stores 1.0%
Sears Holdings Corp. (a)	4,591	305,393

Distributors 2.8%
Li & Fung Ltd. (Bermuda)	334,000	892,813

Diversified Commercial & Professional Services 2.5%
Corporate Executive Board Co.	11,868	246,379
IHS, Inc., Class A (a)	10,464	521,840

		768,219

Diversified Metals & Mining 1.5%
Intrepid Potash, Inc. (a)	17,176	482,302

Education Services 3.2%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	8,528	574,446
Strayer Education, Inc.	1,995	435,130

		1,009,576

Electronic Components 0.9%
BYD Co., Ltd. (China) (a)	69,900	279,540

Environmental & Facilities Services 1.1%
Covanta Holding Corp. (a)	20,937	355,092

Health Care Equipment 4.0%
Gen-Probe, Inc. (a)	11,361	488,296
Intuitive Surgical, Inc. (a)	1,924	314,882
Mindray Medical International Ltd., Class A—ADR (Cayman Islands)	16,372	457,106

		1,260,284

Home Furnishings 0.6%
Mohawk Industries, Inc. (a)	4,929	175,867

Homebuilding 1.8%
Gafisa SA—ADR (Brazil)	15,114	249,381
NVR, Inc. (a)	634	318,515

		567,896

Hotels, Resorts & Cruise Lines 3.2%
Ctrip.com International Ltd.—ADR (Cayman Islands) (a)	21,656	1,002,673

Human Resource & Employment Services 0.7%
Monster Worldwide, Inc. (a)	18,767	221,638

Internet Retail 3.3%
Netflix, Inc. (a)	5,633	232,868
Priceline.com, Inc. (a)	7,254	809,184

		1,042,052

Internet Software & Services 10.5%
Alibaba.com Ltd. (Cayman Islands) (a)	328,600	580,034
Baidu, Inc.—ADR (Cayman Islands) (a)	3,736	1,124,872
Equinix, Inc. (a)	4,834	351,625
Tencent Holdings Ltd. (Cayman Islands)	108,000	1,257,468

		3,313,999

Investment Banking & Brokerage 1.0%
Greenhill & Co., Inc.	4,213	304,221

Life Sciences Tools & Services 6.4%
Illumina, Inc. (a)	31,062	1,209,554
Techne Corp.	12,490	796,987

		2,006,541

Multi-Sector Holdings 2.4%
Leucadia National Corp.	35,729	753,525

Oil & Gas Exploration & Production 10.1%
Petrohawk Energy Corp. (a)	12,259	273,376
Range Resources Corp.	6,559	271,608
Southwestern Energy Co. (a)	36,254	1,408,468
Ultra Petroleum Corp. (Canada) (a)	31,476	1,227,564

		3,181,016

Pharmaceuticals 1.3%
Allergan, Inc.	8,249	392,487

Publishing 1.8%
Morningstar, Inc. (a)	13,648	562,707

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Real Estate Management & Development 1.6%
Brookfield Asset Management, Inc., Class A (Canada)	29,526	$504,009

Restaurants 2.2%
Starbucks Corp. (a)	49,469	687,124

Specialized Finance 3.0%
IntercontinentalExchange, Inc. (a)	5,972	682,241
Moody’s Corp.	9,696	255,490

		937,731

Specialty Chemicals 2.7%
Nalco Holding Co.	30,526	514,058
Rockwood Holdings, Inc. (a)	21,734	318,186

		832,244

Wireless Telecommunication Services 1.4%
Millicom International Cellular SA (Luxembourg) (a)	3,236	182,057
NII Holdings, Inc., Class B (a)	13,815	263,452

		445,509

Total Common Stocks 95.0%		29,849,531

Convertible Preferred Stocks 0.5%
Pharmaceuticals 0.5%
Ironwood Pharmaceuticals (Acquired 9/11/08, Cost $167,988) (a) (b) (c) (d)	13,999	167,988

Total Long-Term Investments 95.5% (Cost $38,722,276)		30,017,519

Description		Value

Repurchase Agreements 9.5%
Banc of America Securities ($167,072 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $167,072)		$167,072
JPMorgan Chase & Co. ($2,821,906 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $2,821,910)		2,821,906
State Street Bank & Trust Co. ($22 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $22)		22

Total Repurchase Agreements 9.5% (Cost $2,989,000) .		2,989,000

Total Investments 105.0% (Cost $41,711,276) .		33,006,519

Liabilities in Excess of Other Assets (5.0%) .		(1,566,769)

Net Assets 100.0% .		$31,439,750

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees. The total market value of these securities is $3,009,855.

(a)	Non-income producing security.

(b)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.5% of net assets.

(c)	Market value is determined in accordance with the procedures established in good faith by the Board of Trustees.

(d)	Security has been deemed illiquid

ADR—American Depositary Receipt

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s investments carried at value.

		Level 2	Level 3
	Level 1	Other Significant	Significant
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Assets
Common & Convertible Preferred Stocks
Advertising	$326,815	$—	$—	$326,815
Air Freight & Logistics	1,508,115	—	—	1,508,115
Apparel Retail	325,424	—	—	325,424
Application Software	1,122,143	—	—	1,122,143
Asset Management & Custody Banks	323,077	—	—	323,077
Broadcasting & Cable TV	321,582	—	—	321,582
Casinos & Gaming	842,272	—	—	842,272
Computer Hardware	641,185	—	—	641,185
Construction & Engineering	408,928	—	—	408,928
Construction Materials	924,797	—	—	924,797
Consumer Finance	820,735	—	—	820,735
Department Stores	305,393	—	—	305,393
Distributors	—	892,813	—	892,813
Diversified Commercial & Professional Services	768,219	—	—	768,219
Diversified Metals & Mining	482,302	—	—	482,302
Education Services	1,009,576	—	—	1,009,576
Electronic Components	—	279,540	—	279,540
Environmental & Facilities Services	355,092	—	—	355,092
Health Care Equipment	1,260,284	—	—	1,260,284
Home Furnishings	175,867	—	—	175,867
Homebuilding	567,896	—	—	567,896
Hotels, Resorts & Cruise Lines	1,002,673	—	—	1,002,673
Human Resource & Employment Services	221,638	—	—	221,638
Internet Retail	1,042,052	—	—	1,042,052
Internet Software & Services	1,476,497	1,837,502	—	3,313,999
Investment Banking & Brokerage	304,221	—	—	304,221
Life Sciences Tools & Services	2,006,541	—	—	2,006,541
Multi-Sector Holdings	753,525	—	—	753,525
Oil & Gas Exploration & Production	3,181,016	—	—	3,181,016
Pharmaceuticals	392,487	—	167,988	560,475
Publishing	562,707	—	—	562,707
Real Estate Management & Development	504,009	—	—	504,009
Restaurants	687,124	—	—	687,124
Specialized Finance	937,731	—	—	937,731
Specialty Chemicals	832,244	—	—	832,244
Wireless Telecommunication Services	445,509	—	—	445,509
Short-Term Investments	—	2,989,000	—	2,989,000

Total Assets	$26,839,676	$5,998,855	$167,988	$33,006,519

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Convertible
Preferred Stocks—
Pharmaceuticals

Balance as of January 1, 2009	$167,988
Accrued discounts/premiums	-0-
Realized gain/loss	-0-
Change in unrealized appreciation/depreciation	-0-
Net purchases/sales	-0-
Net transfers in and/or out of Level 3	-0-

Balance as of June 30, 2009	$167,988

Net change in Unrealized Appreciation/Depreciation from Investments still held as of June 30, 2009	-0-

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $41,711,276)	$33,006,519
Cash	986
Receivables:
Portfolio Shares Sold	17,645
Investments Sold	16,696
Dividends	7,343
Other	31,683

Total Assets	33,080,872

Liabilities:
Payables:
Investments Purchased	1,358,635
Portfolio Shares Repurchased	90,185
Distributor and Affiliates	24,736
Investment Advisory Fee	10,640
Trustees’ Deferred Compensation and Retirement Plans	99,833
Accrued Expenses	57,093

Total Liabilities	1,641,122

Net Assets	$31,439,750

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$45,194,626
Accumulated Net Investment Loss	(158,943)
Accumulated Net Realized Loss	(4,890,877)
Net Unrealized Depreciation	(8,705,056)

Net Assets	$31,439,750

Net Asset Value, Offering Price and Redemption Price Per Share
(Based on net assets of $31,439,750 and 12,582,543 shares of beneficial interest issued and outstanding)	$2.50

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $2,365)	$102,260
Interest	1,862

Total Income	104,122

Expenses:
Investment Advisory Fee	93,107
Distribution (12b-1) and Service Fees	31,035
Reports to Shareholders	25,022
Professional Fees	23,789
Trustees’ Fees and Related Expenses	9,857
Accounting and Administrative Expenses	9,352
Custody	8,785
Transfer Agent Fees	7,702
Other	4,433

Total Expenses	213,082
Expense Reduction	56,663

Net Expenses	156,419

Net Investment Loss	$(52,297)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(937,070)
Foreign Currency Transactions	(396)

Net Realized Loss	(937,466)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(14,967,041)

End of the Period:
Investments	(8,704,757)
Foreign Currency Translation	(299)

(8,705,056)

Net Unrealized Appreciation During the Period	6,261,985

Net Realized and Unrealized Gain	$5,324,519

Net Increase in Net Assets From Operations	$5,272,222

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(52,297)	$(219,846)
Net Realized Loss	(937,466)	(3,567,136)
Net Unrealized Appreciation/Depreciation During the Period	6,261,985	(15,671,777)

Change in Net Assets from Operations	5,272,222	(19,458,759)

Distributions from Net Realized Gain	-0-	(12,052,638)

Net Change in Net Assets from Investment Activities	5,272,222	(31,511,397)

From Capital Transactions:
Proceeds from Shares Sold	6,231,755	9,176,363
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	12,052,638
Cost of Shares Repurchased	(2,667,684)	(10,430,309)

Net Change in Net Assets from Capital Transactions	3,564,071	10,798,692

Net Change in Net Assets	8,836,293	(20,712,705)
Net Assets:
Beginning of the Period	22,603,457	43,316,162

End of the Period (Including accumulated net investment loss of $158,943 and $106,646, respectively)	$31,439,750	$22,603,457

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Six Months
	Ended		Year Ended December 31,
Class II Shares	June 30, 2009		2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$2.04		$5.72	$5.24		$5.40		$4.86		$4.23

Net Investment Loss (a)	0.00	(b)	(0.02)	(0.02)		(0.03)		(0.03)		(0.03)
Net Realized and Unrealized Gain/Loss	0.46		(2.01)	0.88		0.31		0.57		0.66

Total from Investment Operations	0.46		(2.03)	0.86		0.28		0.54		0.63
Less Distributions from Capital Gains	-0-		1.65	0.38		0.44		-0-		-0-

Net Asset Value, End of the Period	$2.50		$2.04	$5.72		$5.24		$5.40		$4.86

Total Return* (c)	22.55%	**	–46.83%	17.60%		4.92%		11.11%		14.89%
Net Assets at End of the Period (In millions)	$31.4		$22.6	$43.3		$42.5		$44.1		$38.8
Ratio of Expenses to Average Net Assets*	1.26%		1.26%	1.26%		1.26%		1.26%		1.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.42%	)	(0.66% )	(0.37%	)	(0.61%	)	(0.59%	)	(0.65%	)
Portfolio Turnover	10%	**	42%	201%		154%		157%		152%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.72%		1.61%	1.39%		1.45%		1.55%		1.63%
Ratio of Net Investment Loss to Average Net Assets	(0.88%	)	(1.01% )	(0.51%	)	(0.80%	)	(0.88%	)	(1.03%	)

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	These returns include combined Rule 12b-1 fees and service fees of up to .25%.

**	Non-Annualized

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Life Investment Trust Mid Cap Growth Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital growth. The Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48,

15

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax provisions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Portfolio had an accumulated capital loss carryforward for tax purposes of $2,603,305 which will expire according to the following schedule:

Amount	Expiration

$351,609	December 31, 2010
2,251,696	December 31, 2016

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$41,900,570

Gross tax unrealized appreciation	$2,386,638
Gross tax unrealized depreciation	(11,280,689)

Net tax unrealized depreciation on investments	$(8,894,051)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$4,816,537
Long-term capital gain	7,236,101

$12,052,638

As of December 31, 2008, there were no components of distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses recognized on securities for tax purposes but not for book and the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U. S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

16

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 1.26% for Class II shares. For the six months ended June 30, 2009, the Adviser waived or reimbursed approximately $56,700 of advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $15,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2009, the Portfolio recognized expenses of approximately $6,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $31,700 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the six months ended June 30, 2009 and year ended December 31, 2008, transactions were as follows:

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

Beginning Shares	11,069,905	7,577,330
Shares Sold	2,781,174	2,893,910
Shares Issued Through Dividend Reinvestment	-0-	3,576,450
Shares Repurchased	(1,268,536)	(2,977,785)

Ending Shares	12,582,543	11,069,905

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,811,508 and $2,421,624, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio ’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J. Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

18

Your Notes

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a

(continued on next page)

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Life Investment Trust Mid Cap Growth Portfolio
An Important Notice Concerning Our U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITSANAGG 08/09
IU09-03378P-Y06/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Life Investment Trust

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ Stuart N. Schuldt

Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	August 20, 2009